                                 EXHIBIT 10.1



                         EMPLOYEE STOCK OWNERSHIP PLAN

                                      OF

                             DOUGLAS FEDERAL BANK



                        EFFECTIVE DATE: JANUARY 1, 1999

                               TABLE OF CONTENTS

                         EMPLOYEE STOCK OWNERSHIP PLAN
                                      OF
                             DOUGLAS FEDERAL BANK

                                                                            PAGE
                                                                            ----
SECTION 1.   PURPOSE OF PLAN ................................................  2
             ---------------

SECTION 2.   DEFINITIONS ....................................................  2
             -----------
       2.1   Account ........................................................  2
       2.2   Accrued benefit ................................................  3
       2.3   Acquisition loan ...............................................  3
       2.4   Active participant .............................................  3
       2.5   Adjustment date ................................................  3
       2.6   Affiliated employer ............................................  4
       2.7   Board ..........................................................  4
       2.8   Break in Service ...............................................  4
       2.9   Code ...........................................................  4
       2.10  Committee ......................................................  4
       2.11  Company ........................................................  4
       2.12  Company stock ..................................................  4
       2.13  Compensation ...................................................  5
       2.14  Computation period .............................................  6
       2.15  Debt ...........................................................  6
       2.16  Effective date .................................................  6
       2.17  Eligible employee ..............................................  6
       2.18  Employee .......................................................  7
       2.19  Entry date .....................................................  7
       2.20  ERISA ..........................................................  7
       2.21  Financed shares ................................................  8
       2.22  Highly compensated participant .................................  8
       2.23  Holding Company ................................................  8
       2.24  Hour of service ................................................  8
       2.25  Leased employee ................................................ 10
       2.26  Normal retirement age .......................................... 11
       2.27  OBRA '93 ....................................................... 11
       2.28  Participant .................................................... 11
       2.29  Plan ........................................................... 12
       2.30  Plan year ...................................................... 12
       2.31  Readily tradable on an established market ...................... 12
       2.32  Retire or retirement ........................................... 12

       2.33  Service ........................................................ 12
       2.34  Spouse or surviving spouse ..................................... 12
       2.35  Statutory compensation ......................................... 12
       2.36  Suspense account ............................................... 13
       2.37  Trust or trust fund ............................................ 13
       2.38  Trust agreement ................................................ 13
       2.39  Trustees ....................................................... 13
       2.40  A year of service .............................................. 13

SECTION 3.   CONTRIBUTIONS TO THE TRUST AND ALLOCATION THEREOF .............. 14
             -------------------------------------------------
       3.1   Company contributions .......................................... 14
       3.2   Allocation of Company contributions ............................ 15
       3.3   Limitations on allocations ..................................... 15
       3.4   Employee contributions ......................................... 19

SECTION 4.   RETIREMENT; TERMINATION OF SERVICE ............................. 19
             ----------------------------------
       4.1   Normal retirement .............................................. 19
       4.2   Delayed retirement ............................................. 19
       4.3   Disability retirement .......................................... 20
       4.4   Death .......................................................... 20
       4.5   Break in service; Termination of service ....................... 20

SECTION 5.   PAYMENT OF BENEFITS ............................................ 23
             -------------------
       5.1   Payment of benefit for reasons other than death ................ 23
       5.2   Payment of death benefit ....................................... 23
       5.3   Distribution requirements and definitions ...................... 24
       5.4   Medium of payment; Put option; Right of first refusal; Valuation of Company stock ............................................... 25
       5.5   Distributions to alternate payees .............................. 29
       5.6   Legend ......................................................... 30
       5.7   Directions ..................................................... 30

SECTION 6.   VESTING ........................................................ 30
             -------
       6.1   Full Vesting: .................................................. 30
       6.2   Vesting schedule: .............................................. 31
       6.3   Forfeitures .................................................... 31
       6.4   Vesting upon a return to service ............................... 31
       6.5   Change in vesting schedule ..................................... 32

SECTION 7.   ACQUISITION LOANS .............................................. 32
             -----------------
       7.1   Terms .......................................................... 32
       7.2   Use of proceeds ................................................ 33
       7.3   Collateral ..................................................... 33

       7.4   Available assets; Payments ..................................... 33
       7.5   Default ........................................................ 34
       7.6   Suspense account; Release of shares ............................ 35
       7.7   Obligations of the Trustees .................................... 36
       7.8   Obligations of the Company ..................................... 36
       7.9   Restrictions on Company stock .................................. 37

SECTION 8.   VOTING AND TENDERING OF COMPANY STOCK .......................... 37
             -------------------------------------
       8.1   Voting ......................................................... 37
       8.2   Tendering ...................................................... 39

SECTION 9.   ACCOUNTS OF PARTICIPANTS ....................................... 40
             ------------------------
       9.1   General accounts ............................................... 40
       9.2   Company stock accounts ......................................... 41
       9.3   Cash dividends ................................................. 42
       9.4   Rights, warrants and options ................................... 44
       9.5   Persons in pay status .......................................... 44
       9.6   Allocations following certain sale transactions ................ 45
       9.7   Accounting for allocations ..................................... 46
       9.8   Diversification ................................................ 47

SECTION 10.  ADMINISTRATION BY COMMITTEE .................................... 48
             ---------------------------
       10.1  Membership of Committee ........................................ 48
       10.2  Committee officers; Subcommittee ............................... 48
       10.3  Committee meetings ............................................. 49
       10.4  Transaction of business ........................................ 49
       10.5  Committee records .............................................. 49
       10.6  Establishment of rules ......................................... 49
       10.7  Conflicts of interest .......................................... 49
       10.8  Correction of errors ........................................... 50
       10.9  Authority to interpret plan .................................... 50
       10.10 Third party advisors ........................................... 50
       10.11 Compensation of members ........................................ 51
       10.12 Committee expenses ............................................. 51
       10.13 Indemnification of Committee ................................... 51

SECTION 11.  MANAGEMENT OF FUNDS AND AMENDMENT OF PLAN ...................... 52
             -----------------------------------------
       11.1  Trust fund; Investment purpose ................................. 52
       11.2  Fiduciary duties ............................................... 52
       11.3  Authority to amend ............................................. 53
       11.4  Trust agreement ................................................ 54
       11.5  Requirements in writing ........................................ 54

SECTION 12.  ALLOCATION OF RESPONSIBILITIES AMONG NAMED FIDUCIARIES ......... 54
             ------------------------------------------------------
       12.1  Duties of named fiduciaries .................................... 54
       12.2  Co-fiduciary liability ......................................... 56

SECTION 13.  BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS .................. 57
             ---------------------------------------------
       13.1  Benefits not assignable ........................................ 57
       13.2  Payments to minors and others .................................. 57

SECTION 14.  TERMINATION OF PLAN AND TRUST; MERGER OR CONSOLIDATION OF PLAN . 57
             --------------------------------------------------------------
       14.2  Partial termination ............................................ 58
       14.3  Merger or consolidation ........................................ 59
       14.4  Protection of benefits ......................................... 59

SECTION 15.  COMMUNICATION TO EMPLOYEES ..................................... 59
             --------------------------

SECTION 16.  CLAIMS PROCEDURE ............................................... 60
             ----------------
       16.1  Filing of a claim for benefits ................................. 60
       16.2  Notification to claimant of decision ........................... 60
       16.3  Procedure for review ........................................... 61
       16.4  Decision on review ............................................. 61
       16.5  Action by authorized representative of claimant ................ 61

SECTION 17.  PARTIES TO THE PLAN ............................................ 62
             -------------------
       17.1  Single plan .................................................... 62
       17.2  Committee appointment .......................................... 62
       17.3  Authority to amend ............................................. 62

SECTION 18.  SPECIAL TOP-HEAVY PROVISIONS ................................... 63
             ----------------------------
       18.1  Definitions .................................................... 63
       18.2  Top-heavy requirements ......................................... 66
       18.3  Adjustments to Limitations on Allocations ...................... 67

SECTION 19.  PORTABILITY OF PARTICIPANT ACCOUNTS ............................ 67
             -----------------------------------
       19.1  Definitions .................................................... 67
       19.2  Construction ................................................... 68

SECTION 20.  COMPLIANCE WITH THE UNIFORMED SERVICES EMPLOYMENT AND
             -----------------------------------------------------
             REEMPLOYMENT RIGHTS ACT OF 1994 ................................ 68
             -------------------------------

SECTION 21.  MISCELLANEOUS PROVISIONS ....................................... 70
            ------------------------
       21.1  Notices ........................................................ 70
       21.2  Lost distributees .............................................. 70
       21.3  Reliance on data ............................................... 70
       21.4  Bonding ........................................................ 71
       21.5  Receipt and release for payments ............................... 71
       21.6  No guarantee ................................................... 71
       21.7  Headings ....................................................... 72
       21.8  Continuation of employment ..................................... 72
       21.9  Federal and state securities law compliance .................... 72

       21.10 Construction ................................................... 72

                         EMPLOYEE STOCK OWNERSHIP PLAN

                                      OF

                             DOUGLAS FEDERAL BANK

          SECTION 1.     PURPOSE OF PLAN:
          ---------      ---------------

          The primary purpose of this plan is to enable participating employees of the Company to acquire a stock ownership interest in the Holding Company, thereby permitting such employees to share in the growth and prosperity of the Company and its affiliated employers, and to accumulate capital for their future economic security. Consequently, Company contributions to the plan shall be invested primarily in Company stock. The plan also is designed to provide a technique of corporate finance to the Company. As such, the plan may borrow money or otherwise obtain credit to finance the acquisition of Company stock and may provide a market to facilitate the transfer of Company stock. The plan is a stock bonus plan intended to be qualified within the meaning of Section 401(a) of the Code. The plan also contains provisions that permit the plan to function as a leveraged employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA.

          SECTION 2.     DEFINITIONS:
          ---------      -----------

          As used in the plan, including Section 1 and this Section 2, and in the trust agreement, references to one gender shall include the other and, unless otherwise indicated by the context:

          2.1 "ACCOUNT" means the separate account established and maintained with respect to each participant as described in Section 9. The account is comprised of the following two subaccounts:

          2.1.1 "Company stock account" means the subaccount of the participant that is credited or debited with Company stock. The portion of a participant's Company stock account representing shares released from the suspense account (as defined in Section 2.36) will be allocated in non-monetary units.

          2.1.2 "General account" means the subaccount of the participant that is credited or debited with cash.

          2.2 "ACCRUED BENEFIT" means with respect to each participant the value of his account as of the applicable adjustment date following adjustment thereof as provided in Section 9.

          2.3 "ACQUISITION LOAN" means a loan described in Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA made to the trust by a disqualified person (as defined in Section 4975(e)(2) of the Code) or a party-in-interest (as defined in Section 3(14) of ERISA) or a loan made to the trust that is guaranteed by a disqualified person or party-in-interest, which is used by the Trustees to finance the acquisition of Company stock or to repay a prior acquisition loan. Such a loan may include a direct loan of cash to the trust, a purchase money transaction involving the trust, or an assumption of an obligation of the trust.

          2.4 "ACTIVE PARTICIPANT" means with respect to any plan year a participant who has a year of service within such plan year and is in service on the year-end adjustment date or on a leave of absence approved by the Company. If a participant shall retire from service or die while in service in any plan year, he shall be treated as an active participant for the plan year in which such retirement or death shall occur, whether or not he shall have a year of service within such plan year or actually be in service on the year-end adjustment date.

          2.5 "ADJUSTMENT DATE" means December 31 of each year, commencing with December 31, 1999, and such other date or dates as the Committee may select from time to time for special allocations or otherwise. The December 31 adjustment date is sometimes referred to herein as the "year-end adjustment date."

          2.6 "AFFILIATED EMPLOYER" means (i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; (ii) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the
Code) with the Company; (iii) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and (iv) any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code.

          2.7 "BOARD" means the Board of Directors of the Company, or the Executive Committee of such Board when acting for the Board.

          2.8 "BREAK IN SERVICE" means a plan year after the effective date in which an employee does not complete more than 500 hours of service and shall occur at the beginning of such plan year.

          2.9 "CODE" means the Internal Revenue Code of 1986, as amended, and rules and regulations issued thereunder.

          2.10   "COMMITTEE" means the administrative Committee provided for in
Section 10.

          2.11 "COMPANY" means Douglas Federal Bank, a Federal Savings Bank with its principal office at Douglasville, Georgia, or any affiliated employer that agrees to become a party of the plan.

          2.12 "COMPANY STOCK" means shares of common stock issued by the Company, the Holding Company or any other corporation which is a member of the same controlled group of corporations with the Company (as determined pursuant to Section 409(l)(4) of the Code) (including fractional shares of such stock) which are readily tradeable on an established market (as defined in

Section 2.31). If there are no shares of common stock which meet the requirements of the preceding sentence, the term "Company stock" means shares of common stock issued by the Company, the Holding Company or any other corporation which is a member of the same controlled group of corporations with the Company (as determined pursuant to Section 409(l)(4) of the Code) (including fractional shares of such stock) which have a combination of voting power and dividend rights equal to or in excess of (A) that class of common stock of the Company, the Holding Company or of any other such corporation which has the greatest voting power, and (B) that class of common stock of the Company, Holding Company or of any other such corporation which has the greatest dividend rights. Noncallable preferred stock shall be treated as "Company stock" if such stock is convertible at any time into stock which constitutes "Company stock" under this
Section 2.12 and if such conversion is at a conversion price which (as of the date of acquisition by the plan) is reasonable. Under regulations prescribed by the Secretary of the Treasury, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

          2.13 "COMPENSATION" means wages, within the meaning of Section 3401(a) of the Code and all other payments of compensation to a participant by the Company (in the course of the Company's trade or business) for which the Company is required to furnish the participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Compensation shall also include amounts contributed by the Company on the participant's behalf pursuant to a salary reduction agreement which is not includible in his gross income under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code. Compensation shall not, however, include Commissioner's compensation in excess of $32,000. For purposes of the plan, the annual compensation of a participant shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $160,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The $160,000 limit shall be hereinafter referred to as the "annual compensation limit." The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "determination period") beginning in each calendar year. If a determination period consists of fewer than 12 calendar months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator is 12.

          2.14 "COMPUTATION PERIOD" means a 12 consecutive month period, as follows:

          2.14.1 For purposes of plan participation, the computation period initially shall be the 12 consecutive month period beginning on the date an employee first completes an hour of service. Thereafter, the computation period shall be the plan year, beginning with the plan year containing the first anniversary of the date the employee first completed an hour of service.

          2.14.2 For purposes of years of service, the computation period shall be the plan year.

          2.15 "DEBT" means any borrowing obligation incurred by the Trustees that is not an acquisition loan.

          2.16    "EFFECTIVE DATE" of the plan shall be January 1, 1999.

          2.17    "ELIGIBLE EMPLOYEE" means each employee except the following:

          (a) An employee included in a unit of employees covered by a collective bargaining unit that has entered into a bona fide collective bargaining agreement with the Company that does not specifically provide for coverage of the employee under the plan, provided that retirement benefits were the subject of good faith bargaining between the Company and employee representatives;

          (b) An employee who is a nonresident alien and receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company constituting income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

          (c) An individual who is deemed to be an employee solely by reason of being a leased employee; and

          (d) An employee who is employed by an affiliated employer which is not a party to the plan.

See Section 2.28 for provisions governing participation in the plan by an eligible employee.

          2.18 "EMPLOYEE" means, except as otherwise provided herein, an individual in the service of the Company if the relationship between him and the Company is the legal relationship of employer and employee. In determining who is an employee for purposes of the plan, the following provisions shall apply:

          2.18.1 Subject to the provisions of Section 3.3.4(c), all employees of an affiliated employer shall be treated as employees of the Company.

          2.18.2 All leased employees shall be treated as employees of the Company.

          2.18.3 An individual who is identified on the books and records of the Company as other than a common law employee shall not be treated as an employee for purposes of the plan regardless of a later agency or judicial determination to the effect that such individual is a common law employee of the Company.

See Sections 2.17 and 2.28 for provisions governing eligibility of an employee to become a participant in the plan.

          2.19 "ENTRY DATE" means January 1 and July 1 of each plan year, commencing with January 1, 1999.

          2.20 "ERISA" means the Employee Retirement Income Security Act of 1974 (including amendments of the Code affected thereby), as amended, and rules and regulations issued thereunder.

          2.21 "FINANCED SHARES" means shares of Company stock acquired with the proceeds of an acquisition loan.

          2.22 "HIGHLY COMPENSATED PARTICIPANT" means any participant who is a highly compensated employee. "HIGHLY COMPENSATED EMPLOYEE" means any employee who:
          (i) During the plan year or preceding plan year was at any time a 5 percent owner (as defined in Section 416(i)(1)(B) of the Code); or

          (ii) During the preceding plan year received statutory compensation (as defined in Section 2.35) from the Company and affiliated employers in excess of $80,000 (as adjusted pursuant to Section 414(q)(1) of the Code) and was in the top-paid group of employees for such preceding plan year.

For purposes of this Section 2.22, the following provisions shall apply:

          2.22.1 An employee who performs service for the Company or any affiliated employer at any time during a plan year shall be in the top-paid group of employees for such year if such employee is in the top 20 percent of the employees of the Company and its affiliated employers ranked on the basis of statutory compensation paid during such year.

          2.22.2 A former employee shall be treated as a highly compensated employee if he was a highly compensated employee when he separated from service, or was a highly compensated employee at any time after attaining age 55.

The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group, shall be made in accordance with Section 414(q) of the Code.

          2.23 "HOLDING COMPANY" means First Deposit Bancshares, Inc., the holding company of the Company, and any entity which succeeds to the business of the Holding Company.

          2.24    "HOUR OF SERVICE" means the following:

          2.24.1 Each hour for which an employee is paid, or entitled to payment, by the Company or an affiliated employer for the performance of duties. Each such hour shall be credited to the computation period in which the duties are performed.

          2.24.2 Each hour for which an employee is paid, or entitled to payment, by the Company or an affiliated employer for a period of time during which no duties are performed, irrespective of whether the employment relationship has terminated, by reason of vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Each such hour shall be credited to the computation period or periods in which no duties are performed. In applying this Section 2.24.2, the following provisions shall apply:

                  (i) The number of hours to be credited with respect to any single continuous period (whether or not such period occurs in a single computation period) for which hours are credited shall be the lesser of: (a) 501 hours, or (b) the number of hours for which the employee is paid with respect to such single continuous period;

                  (ii) No hours shall be credited with respect to payments made to the employee for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or payments made solely to reimburse an employee for medical or medically related expenses incurred by the employee; and

                  (iii) An amount paid to an employee by the Company or an affiliated employer indirectly, such as by a trust, fund or insurer to which the Company or affiliated employer makes contributions or pays premiums, shall be deemed to be paid by the Company or affiliated employer.

          2.24.3 Each hour (to the extent not included in Section 2.24.1 or 2.24.2) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company or an affiliated employer. Each such hour shall be credited to the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

          2.24.4 Each hour for which an employee is not actually in service but is required to be given credit for service under any law of the United States, including, but not limited to the Family and Medical Leave Act of 1993 and the Uniformed Services Employment and Reemployment Rights Act of 1994. Each such hour shall be credited to the computation period or periods for which the employee is required to be given credit for service.

          2.24.5 Each hour (to the extent not included in Section 2.24.2) for which an employee is on a leave of absence approved by the Company.

          2.24.6 Solely for the purpose of determining whether an employee has incurred a break in service, each hour with respect to a period during which he is absent from work for maternity or paternity reasons which otherwise would be credited to such employee but for such absence, or if such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this Section 2.24.6, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the employee;
     (b) by reason of the birth of a child of the employee; (c) by reason of the placement of a child with the employee in connection with the adoption of such child by such employee; or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this Section 2.24.6 shall be credited with respect to the computation period in which the absence begins, if necessary to prevent a break in service in such computation period. In all other cases, such hours of service shall be credited to the following computation period. No more than 501 hours of service shall be required to be credited for maternity or paternity reasons. No credit shall be given under this
     Section 2.24.6 unless the employee furnishes to the Committee such timely information as the Committee reasonably may require to establish that the absence is for a reason described in this Section 2.24.6 and the number of days for which there was such an absence.

An employee for whom the Company or an affiliated employer maintains records of hours for which payment for the performance duties is made shall be credited with hours of service on the basis of such records. Any other employee shall be credited with hours of service on the basis of 45 hours for each week if under this Section 2.24 he would be credited with at least one hour of service for such week. The provisions of this Section 2.24 shall apply in accordance with the provisions of United States Department of Labor Regulations Sections 2530.200b-2(b) and (c), which are incorporated herein by reference.

          2.25 "LEASED EMPLOYEE" means any individual, other than an employee of the Company or an affiliated employer (the "recipient employer"), who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization"), has performed services for the recipient employer, or the recipient employer and related persons determined in accordance with
Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if: (a) such individual is covered by a money purchase pension plan providing (i) a non-integrated employer contribution of at least 10 percent of statutory compensation, as defined in Section 2.35 of the plan, (ii) immediate participation, and (iii) full and immediate vesting; and (b) leased employees do not constitute more than 20 percent of the recipient employer's non-highly compensated work force (as defined in Section 414(n)(5)(C)(ii) of the Code).

          2.26 "NORMAL RETIREMENT AGE" of a participant means age 65. The "normal retirement date" of a participant means the year-end adjustment date coincident with or next following attainment of his normal retirement age.

          2.27   "OBRA '93" means the Omnibus Budget Reconciliation Act of 1993.

          2.28 "PARTICIPANT" means with respect to any plan year an eligible employee who has entered the plan and any former employee who has an accrued benefit under the plan which is not wholly forfeitable for the plan year pursuant to Section 6. An eligible employee who was in service on the effective date of the plan shall enter the plan and become a participant on the effective date if he completes 1,000 or more hours of service during the twelve month period that ends on December 31, 1998. An eligible employee who has not otherwise entered the plan shall enter the plan and become a participant on the entry date coincident with or next following the close of the first computation period in which he completes 1,000 or more hours of service. For purposes of applying the foregoing provisions of this Section 2.28, the following special provisions shall apply:

          (i) An eligible employee who is not in service on the date he is otherwise eligible to enter the plan shall not enter the plan until he reenters service as an eligible employee, whereupon he shall immediately enter the plan.

          (ii) A participant who terminates service and later reenters service shall reenter the plan as of the date he reenters service as an eligible employee, but nothing in this Section 2.28 shall affect computation of years of service of such participant.

           2.29 "PLAN" means the employee stock ownership plan as herein set out or as duly amended.

          2.30 "PLAN YEAR" means the 12-month period ending on December 31 of each year (including years prior to the effective date).

          2.31 "READILY TRADABLE ON AN ESTABLISHED MARKET" means a security (which may include Company stock) listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act and readily tradable on either such market.

          2.32   "RETIRE" OR "RETIREMENT" means retirement within the meaning of
Section 4.1 (normal retirement), 4.2 (delayed retirement) or 4.3 (disability retirement).

          2.33 "SERVICE" means employment of an individual by the Company as an employee; provided that unless and to the extent the Company expressly agrees otherwise, service with an employer (other than the Company) prior to such employer becoming an affiliated employer shall be disregarded for all purposes of the plan.

          2.34 "SPOUSE" OR "SURVIVING SPOUSE" means, except as otherwise provided in the plan, the legally married spouse or surviving spouse of a participant; provided, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section 414(p) of the Code.

          2.35   "STATUTORY COMPENSATION" means wages, within the meaning of
Section 3401(a) of the Code and all other payments of compensation to a participant by the Company (in the course of the Company's trade or business) for which the Company is required to furnish the participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). The statutory compensation of a participant shall include any elective deferral (as defined in Section 402(g)(3) of the Code) and any other amount which is contributed or deferred by the Company at the election of the participant and which is not includible in the gross income of the participant by reason of Sections 125 or 457 of the Code. For purposes of Section 18, the statutory compensation of a participant shall be limited to the annual compensation limit set forth in
Section 2.13.

          2.36 "SUSPENSE ACCOUNT" means the separate account to which financed shares are allocated pending release and allocation to the Company stock accounts of participants, as provided in Sections 7 and 9.

          2.37 "TRUST" OR "TRUST FUND" means the trust fund held by the Trustees under the plan.

          2.38 "TRUST AGREEMENT" means the agreement between the Company and the Trustees, which shall be a part of the plan.

          2.39 "TRUSTEES" means the individuals appointed by the Company to administer the trust.

          2.40   A "YEAR OF SERVICE" means the following:

          2.40.1 With respect to service prior to the effective date, uninterrupted service for each full plan year. Service prior to the effective date shall be taken into account only with respect to employees in service on such date and only to the extent of an employee's full plan years of uninterrupted service prior to such date.

          2.40.2 With respect to service on or after the effective date, 1,000 or more hours of service during a computation period; provided, that the following provisions shall apply:

                 (i) If an employee has a break in service after the effective date, all years of service prior to such break shall be disregarded if: (a) he has no vested interest in his accrued benefit at the time of such break, and (b) the number of his consecutive breaks in service equals or exceeds 5. For the purpose of determining years of service prior to such break, any year of service previously disregarded under this paragraph (i) shall be excluded.

                  (ii) No year of service following 5 consecutive breaks in service shall be taken into account in determining the vested percentage of an employee's accrued benefit that accrued before such breaks in service.

          2.40.3 Years of service shall include any period during which an employee would have been a leased employee but for the requirement that a leased employee perform service for the Company, or the Company and related persons determined in accordance with Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one year.

          SECTION 3.   CONTRIBUTIONS TO THE TRUST AND ALLOCATION THEREOF:
          ---------    -------------------------------------------------

          3.1  COMPANY CONTRIBUTIONS: Subject to the requirements of Sections
3.3 and 7.8, the Company shall contribute to the trust for each plan year such amount as the Board shall determine in its discretion. In no event shall the total contribution for any plan year exceed the maximum amount deductible by the Company for such year for federal income tax purposes, including any carryover of excess contributions from one or more prior years. Each contribution to the plan shall be conditioned on being deductible under Section 404 of the Code. The initial contribution to the plan shall be conditioned on the plan being qualified under Section 401(a) of the Code for the plan year for which such contribution is made. The Company contribution may be made in cash or Company stock, or partly in cash and partly in Company stock, except to the extent such contribution is required to be in cash to comply with Section 7.8. Company contributions for a plan year may be paid during the plan year or following the plan year on a date not later than the due date for filing the Company's federal income tax return, including any extension of such due date.

          3.2 ALLOCATION OF COMPANY CONTRIBUTIONS: The portion of the Company contribution for a plan year that is not applied to make principal and interest payments under an acquisition loan (the "balance of the Company contribution") shall be allocated to active participants pursuant to this Section 3.2. Subject to the provisions of Sections 3.3 and 18, as of each year-end adjustment date the account of each active participant shall be credited with that proportion of the balance of the Company contribution for the plan year ending on the year-end adjustment date as the amount of his compensation with respect to such plan year bears to the total of the compensation of all active participants with respect to such plan year. If the balance of the Company contribution consists of cash and Company stock, a separate allocation under this Section 3.2 shall be made with respect to such cash and Company stock. Financed shares shall be allocated to the Company stock accounts of participants according to the method provided in Section 7.6 as the financed shares are released from the suspense account in the manner provided in
Section 7.6. If an eligible employee becomes a participant during the plan year, any compensation he receives before he becomes a participant shall be disregarded for purposes of this Section 3.2

          3.3 LIMITATIONS ON ALLOCATIONS: In administering the plan, the following provisions shall apply:

          3.3.1 Subject to the provisions of Sections 3.3.3, 3.3.4 and 3.3.5, in no event shall the sum of the annual additions (as defined in Section 3.3.4) to the accounts of a participant for any limitation year (as defined in Section 3.3.4) under this plan and any other defined contribution plan (as defined in Section 3.3.4) of the Company exceed in the aggregate the lesser of: (a) $30,000, referred to herein as the "dollar limitation," or
     (b) 25 percent of such participant's statutory compensation received during the limitation year, referred to herein as the "statutory compensation limitation." The amount of the dollar limitation shall be adjusted in accordance with the Code to reflect increases in the cost of living. If the limitations provided in this Section 3.3.1 would be exceeded for any limitation year with respect to any participant, any required reduction in the annual addition to his account under this plan shall be made as provided in Section 3.3.2.

          3.3.2 If, as a result of the allocation of forfeitures, an error in estimating a participant's statutory compensation, or other limited facts and circumstances, the dollar limitation or the statutory compensation limitation set forth in Section 3.3.1 would be exceeded for any limitation year, such excess with respect to a participant for such limitation year shall be disposed of in the following order:

               (i) Any nondeductible employee contributions, if any, and any gains attributable thereto, to the extent of such excess shall be returned to the participant.

               (ii) If further reductions are necessary, then such participant's share of the forfeitures for the limitation year shall be reduced to the extent of such remaining excess; provided, that any such reduction shall be made first to such participant's share of forfeitures in cash and then to such participant's share of forfeitures in Company stock. The amount of the reduction shall be reallocated among the remaining active participants in the ratio that each such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any nondeductible employee contributions or Company contributions for such limitation year are allocated. If all of the amount of such reduction with respect to the participant and the amount of any reduction with respect to any other participant cannot be reallocated without causing the account of each other participant to exceed the dollar limitation or the statutory compensation limitation, then such amount shall be credited to a separate account, designated as the "limitation account."

               (iii) If further reductions are necessary, then such participant's share of the Company contribution for the limitation year shall be reduced to the extent of such remaining excess; provided, that any such reduction shall be made first to such participant's share of the Company contribution made in cash and then to such participant's share of the Company contribution made in Company stock. The amount of the reduction shall be reallocated among the remaining active participants in the ratio that each such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any nondeductible employee contributions or Company contributions for such limitation year are allocated. If all of the amount of such reduction with respect to the participant and the amount of any reduction with respect to any other participant cannot be reallocated without causing the account of each other participant to exceed the dollar limitation or the statutory compensation limitation, then such amount shall be credited to the limitation account established pursuant to subparagraph (ii) immediately preceding.

               (iv) The limitation account shall contain the excess amounts of Company contributions from all limitation years. Such excess amounts shall be allocated for each succeeding limitation year among the accounts of active participants in the ratio that each such participant's compensation for the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any nondeductible employee contributions or Company contributions for such year are allocated. The limitation account shall not share in the valuation of the accounts and the allocation of earnings. Any earnings attributable to the limitation account shall be treated as earnings of the trust and allocated to the accounts as provided in Section 9. The limitation account shall be adjusted annually for additions thereto and distributions therefrom. If the plan is terminated, any balance in the limitation account shall be returned to the Company.

          3.3.3 This Section 3.3.3 shall apply with respect to limitation years beginning prior to January 1, 2000. If at any time a participant is a participant in the plan and in a defined benefit plan (as defined in Section 3.3.4) of the Company, in no event shall the sum of the defined benefit fraction (as defined in this Section 3.3.3) and the defined contribution fraction (as defined in this Section 3.3.3) for any limitation year exceed 1.0. For purposes of this Section 3.3.3, and except as otherwise provided in this Section 3.3, the "defined benefit fraction" for any limitation year of a defined benefit plan shall be a fraction the numerator of which is the projected annual benefit of the participant under the defined benefit plan (as determined as of the close of such limitation year), and the denominator of which is the lesser of (i) the product of
     1.25 and the dollar limitation in effect for defined benefit plans for such limitation year (referred to herein as the "defined benefit dollar limitation"), and (ii) the product of 1.4 and 100 percent of the participant's average annual statutory compensation for the period of 3 consecutive calendar years (or the actual number of consecutive years of employment with the Company if the participant was employed by the Company for less than 3 consecutive years) which will produce the highest average (referred to herein as the "defined benefit statutory compensation limitation"). The "defined contribution fraction" for any limitation year of the plan shall be a fraction the numerator of which is the sum of the annual additions to the participant's accounts under the plan and all other defined contribution plans maintained by the Company through the close of such limitation year, and the denominator of which is the sum of the lesser of (A) or (B) for such limitation year and for each prior limitation year during which the participant was an employee of the Company (regardless of whether a plan was in existence during those years), where (A) is the product of 1.25 and the dollar limitation in effect for such limitation year (determined without regard to Section 415(c)(6) of the Code), and (B) is the product of 1.4 and the statutory compensation limitation for the limitation year. If the limitation provided in this Section 3.3.3 would be exceeded for any limitation year, the reduction in the sum of the defined benefit fraction and the defined contribution fraction necessary to comply with the limitation shall be made in the defined contribution fraction and any reductions in the annual addition to the account of any participant shall be made in accordance with Sections 3.3.1 and 3.3.2.

          3.3.4 For the purpose of applying the rules of this Section 3.3, the following provisions shall apply: (a) all defined benefit plans of the Company shall be considered as a single plan, and all defined contribution plans of the Company shall be considered as a single plan; (b) "defined contribution plan" means a plan, including this plan, which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account and any income, expenses, gains and losses, and forfeitures of accounts of other participants that are allocated to such participant's account; and "defined benefit plan" means any plan that is not a defined contribution plan; provided, that only plans described in Section 415(k)(1) of the Code shall be included within the definition of a defined contribution plan or a defined benefit plan, as the case may be; (c) any affiliated employer shall be considered to be the Company; provided, that for purposes of this
     Section 3.3, the determination of the members of a controlled group of employers and employers under common control pursuant to Sections 414(b) and (c) of the Code shall be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" where it appears in such Code sections; (d) "projected annual benefit" shall mean the annual normal retirement benefit payable in the form of a straight life annuity (with no ancillary benefits) to which a participant would be entitled under the terms of the defined benefit plan if the following factors are assumed: (i) the participant will continue employment with the Company until he reaches social security retirement age (or until his then current age, if he has previously reached social security retirement age); (ii) the participant's compensation for the limitation year will remain the same until the date the participant attains social security retirement age; and (iii) all other relevant factors used to determine benefits under the defined benefit plan for the limitation year will remain constant for all future limitation years; (e) the "limitation year" shall be the plan year; (f) "annual addition" with respect to any limitation year means the sum of the following items allocated on behalf of a participant: (i) Company contributions, including such contributions used to repay an acquisition loan; (ii) all forfeitures; (iii) nondeductible employee contributions (nondeductible employee contributions shall be considered made with respect to a particular plan year if such contributions actually are made by the participant during such plan year or within 30 days after the close of such plan year); (iv) amounts allocated to an individual medical account, as defined in Section 415(l) of the Code, which is part of a defined benefit plan maintained by the Company; (v) amounts derived from contributions paid or accrued that are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company; provided, that the following are not "annual additions": (1) transfers of funds from one qualified plan to another; (2) rollover contributions (as defined in Sections 402(c), 403(a)(4), 408(d)(3) and 403(b)(8) of the Code); (3) repayments of loans made to a participant from the plan; (4) repayments of distributions received by an employee pursuant to Section 411(a)(7)(B) of the Code; (5) repayments of distributions received by an employee pursuant to Section 411(a)(3)(D) of the Code (mandatory contributions); (6) employee contributions to a simplified employee pension which are excludible from gross income under Section 408(k)(6); (7) de-ductible employee contributions to a qualified plan; and (7) proceeds from the sale of unallocated Company stock; and (g) notwithstanding anything in this Section 3.3 to the contrary, the limitations, adjustments and other requirements prescribed in this Section 3.3 shall at all times comply with
     Section 415 of the Code and the regulations thereunder.

          3.3.5 If, for any limitation year, no more than one-third of the Company contribution that is deductible as a principal or interest payment on an acquisition loan pursuant to the provisions of Section 404(a)(9) of the Code is allocated to the accounts of highly compensated employees, then the annual addition for such limitation year shall not include forfeitures of Company stock acquired with the proceeds of an acquisition loan or Company contributions that are deductible under Section 404(a)(9)(B) of the Code as interest payments on an acquisition loan and charged against the participant's account.

          3.4 EMPLOYEE CONTRIBUTIONS: No participant shall be required or permitted to make contributions to the plan.

          SECTION 4.   RETIREMENT; TERMINATION OF SERVICE:
          ---------    ----------------------------------

          4.1 NORMAL RETIREMENT: A participant in service may retire from service at his normal retirement date. Subject to an election made pursuant to
Section 5.1.1, the value of the participant's vested accrued benefit shall be determined as of the year-end adjustment date which coincides with the participant's normal retirement date and shall be paid to the participant at such time and in such manner as provided in Section 5.

          4.2 DELAYED RETIREMENT: If a participant remains in service following his normal retirement date, his delayed retirement date shall be the date he actually terminates service for reasons other than death. Subject to an election made pursuant to Section 5.1.1 and the provisions of Section 5.1.2, the value of the participant's vested accrued benefit shall be determined as of the year-end adjustment date coincident with or next following the date the participant terminates service and shall be paid to the participant at such time and in such manner as provided in Section 5.

          4.3 DISABILITY RETIREMENT: If a participant in service suffers disability, he shall retire as of the date of establishment of his disability (the "disability retirement date"). Subject to an election made pursuant to Section 5.1.1 and the provisions of Section 5.3.4, the value of the disabled participant's vested accrued benefit shall be determined as of the year-end adjustment date coincident with or next following the disability retirement date and shall be paid to the participant at such time and in such manner as provided in Section 5. For purposes of the plan, "disability" means the participant, because of a physical or mental disability, is unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Committee considers will be of long continued duration. A participant is also disabled if he incurs a permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and, as a result thereof, terminates service. The determination of the existence or nonexistence of disability shall be made by the Committee in a nondiscriminatory manner pursuant to medical evidence satisfactory to the Committee. The determination of the Committee shall be binding and conclusive upon the Company, the participant and all other interested persons.

          4.4 DEATH: If a participant dies, his vested accrued benefit shall be paid to his beneficiary pursuant to the provisions of Section 5.2.

          4.5    BREAK IN SERVICE; TERMINATION OF SERVICE:

          4.5.1 If a participant who is not eligible to retire shall not be in service as of any year-end adjustment date, his vested accrued benefit shall be determined pursuant to Section 6 as of such year-end adjustment date. Except as otherwise provided in Sections 4.5.2, 4.5.3, 4.5.4 and 5, such vested accrued benefit shall be held under the plan for future payment until the earlier of his normal retirement date or the date of his death, whereupon it shall be paid to him or his beneficiary, as the case may be, in the same manner as if he were an active participant at the time of his normal retirement date or death. The amount of his vested accrued benefit which shall be held for him under this Section 4.5.1 shall be set aside in a special account (his "deferred payment account") in which such participant shall be fully vested at all times. The deferred payment account shall be adjusted as of each adjustment date as provided in Section 9 and shall be included in his vested accrued benefit for purposes of distribution from the plan.

          4.5.2 Notwithstanding the provisions of Section 4.5.1, if the vested accrued benefit of the participant does not exceed $5,000 as of the year-end adjustment date for the plan year in which he first has a break in service (the "break in service adjustment date"), then his vested accrued benefit as of the break in service adjustment date shall be paid to him in a lump sum as soon as practicable following such adjustment date. The following provisions shall apply if the participant is not fully vested in his accrued benefit on his break in service adjustment date:

                 (i) The portion of his accrued benefit that is not vested in him shall be forfeited as of his break in service adjustment date pursuant to Section 6.3.

                 (ii) If he reenters service and repays to the trust the full amount received from the trust on or before the earlier of the year-end adjustment date of the plan year in which he incurs his fifth consecutive break in service following termination or the fifth anniversary of the date he reenters service, such repaid amount shall be credited to his account. Following such repayment, the Trustees shall credit to his account, on or before the year-end adjustment date following the date of repayment, the additional amount necessary to restore his account balance to the balance that existed as of the break in service adjustment date. Such amount shall be taken from available forfeitures, if any. If such forfeitures are insufficient for this purpose, such amount shall be contributed by the Company to the Trustees on or before such adjustment date.

     If a participant terminates service at a time when his vested percentage is zero and does not reenter service prior to his break in service adjustment date, he shall be deemed to have received a distribution of such vested accrued benefit and shall forfeit his accrued benefit pursuant to Section
     6.3 as of his break in service adjustment date, but the Company shall restore such benefit if he reenters service prior to incurring his fifth consecutive break in service.

          4.5.3 Notwithstanding the provisions of Section 4.5.1, and subject to the provisions of Sections 4.5.4 and 5, a participant who (i) has a vested accrued benefit in excess of $5,000 as of the break in service adjustment date, (ii) has incurred 5 consecutive breaks in service and (iii) is not eligible to retire as of the year-end adjustment date for the plan year in which his fifth consecutive break in service occurs (the "fifth break in service adjustment date") may elect to receive his vested accrued benefit as of the fifth break in service adjustment date. The plan administrator shall notify the participant of his rights under this Section 4.5.3 no less than 30 days and no more than 90 days prior to the fifth break in service adjustment date. Such notification shall include a general description of the participant's right to elect to receive his vested accrued benefit as of the fifth break in service adjustment date and the options available to the participant with respect to the form of payment of his vested accrued benefit. Such election shall be submitted in writing to the Committee within the 90 day period ending on the fifth break in service adjustment date, or, if later, on or before the 30th day after the participant receives notice of his rights under this Section 4.5.3. Such election shall be irrevocable on such date, except that such election shall be disregarded if such participant shall be in service on the date payment of such benefit is to be made. The vested percentage of the participant's accrued benefit shall be determined pursuant to the provisions of Section 6 and this
     Section 4.5.3 as of the fifth break in service adjustment date. The manner of payment of the vested accrued benefit shall be determined under Section 5.1, treating for this purpose the fifth break in service adjustment date as if it were the normal retirement date of the participant.

          4.5.4 If a participant becomes entitled to receive a distribution of his vested accrued benefit pursuant to Section 4.5.2 or 4.5.3, see Section 19 for special rules that allow the participant to elect to have such distribution transferred directly by the Trustees to the trustee or custodian of an eligible retirement plan (as defined in Section 19.1.2). If a distribution is made pursuant to Sections 4.5.2 or 4.5.3 to a participant before he attains age 55, such participant shall be advised by the plan administrator that an additional income tax may be imposed in an amount equal to 10 percent of the portion of the amount so received which is included in his gross income for such taxable year.

          4.5.5 If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the date the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                 (i) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                 (ii) the participant, after receiving the notice, affirmatively elects a distribution.

          SECTION 5.  PAYMENT OF BENEFITS:
          ---------   -------------------

          5.1 PAYMENT OF BENEFIT FOR REASONS OTHER THAN DEATH: As of the close of business of the plan on the year-end adjustment date coincident with or next following the date a participant retires, or as of such later year-end adjustment date as the participant elects pursuant to Section 5.1.1, his vested accrued benefit, determined as of such adjustment date, shall be paid to him in a lump sum. The following provisions shall apply for purposes of this Section 5.1.

          5.1.1  Unless a participant files an election pursuant to this Section
     5.1.1 to defer the payment of his vested accrued benefit, such payment must be made within 60 days following the later of the year-end adjustment date for the plan year in which the participant: (i) attains normal retirement age, or (ii) retires or otherwise terminates service. In the event that, within the applicable 60-day period, the amount of the payment to be made cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payment retroactive to the close of such 60-day period shall be made within 60 days after the amount has been determined or the recipient located, whichever applies. Subject to the provisions of Section 5.1.2, prior to the year-end adjustment date as of which payment of a participant's vested accrued benefit is to be made, the participant may elect to defer payment thereof to a subsequent year-end adjustment date, including an adjustment date following the later of (i) or
     (ii) above. Such election shall be filed in writing with the Committee prior to the year-end adjustment date as of which payment of his vested accrued benefit otherwise would be made. Such election may be revoked or changed as of any year-end adjustment date between the date filed and the year-end adjustment date to which payment is deferred by filing a written revocation or change with the Committee prior to the year-end adjustment date as of which the revocation or change is to be effective.

          5.1.2 A participant's vested accrued benefit must be distributed to him in a lump sum no later than the participant's required beginning date (as defined in Section 5.3.6). Following such distribution, the participant shall be paid the amount of any subsequent allocation to his account as soon as practicable following the close of the plan year in which such allocation was made.

          5.2 PAYMENT OF DEATH BENEFIT: On the death of a participant, the following provisions shall apply:

          5.2.1 If the participant dies before distribution of his vested accrued benefit is made, his entire vested accrued benefit (determined after applying Section 6) shall be distributed to his beneficiary in a lump sum as of the year-end adjustment date coincident with or next following the participant's date of death. For purposes of this Section 5.2.1, if a participant dies following his termination of service, the vested percentage of his benefit shall not change because of death.

          5.2.2 A participant's beneficiary shall be his surviving spouse, if any; provided, that if he has no surviving spouse or files a qualified election (as defined in this Section 5.2.2) with the Committee, the participant may designate another beneficiary (which may include more than one person, natural or otherwise, and more than one contingent beneficiary). A "qualified election" means a beneficiary designation by the participant on a form provided by the Committee which contains the spouse's consent to a specific non-spouse beneficiary or beneficiaries and the spouse's acknowledgment of the effect of such consent. Such beneficiary designation form shall be signed by the participant's spouse and such signature shall be witnessed by a representative of the Committee or a notary public. Consent of the spouse shall not be required if the spouse cannot be located or other circumstances exist which excuse obtaining spousal consent under applicable law or regulation. A participant's qualified election may be revoked at any time by action of the participant alone, in which case the participant's spouse shall be the beneficiary. Any other change in beneficiary must be made pursuant to a new qualified election. If a participant fails to designate a beneficiary (other than his surviving spouse), the death benefit shall be payable to the participant's estate. If a beneficiary is entitled to receive a payment from the trust fund and dies before receiving the payment due him, the payment shall be made to the contingent beneficiary, or, if there is no contingent beneficiary, to the estate of the beneficiary. Any beneficiary may disclaim part or all of any benefit to which he is entitled by filing a written disclaimer with the Committee at least 10 days before payment of such benefit is to commence, in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable as if the beneficiary who filed the disclaimer had died on the date of such filing.

          5.3 DISTRIBUTION REQUIREMENTS AND DEFINITIONS: All distributions under Section 5 shall be determined and made in accordance with Section 401(a)(9) and 409(o) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Treasury Regulations, which are incorporated herein by reference. The following provisions shall apply for purposes of the distribution requirements:

          5.3.1 Notwithstanding any other provision of the plan, if the vested accrued benefit of a participant does not exceed $5,000 as of the year-end adjustment date coincident with or next following his date of retirement, then his vested accrued benefit shall be paid to him in a lump sum as of such adjustment date without regard to any election made by the participant or any consent of the participant.

          5.3.2 If the vested accrued benefit of any individual is being held in the trust for future payment to him, his account shall continue to be adjusted as of each year-end adjustment date as provided in Section 9.

          5.3.3 All rights and benefits, including elections, provided to a participant shall be subject to the rights afforded to an "alternate payee" under a "qualified domestic relations order" as those terms are defined in
     Section 414(p) of the Code.

          5.3.4 Subject to the provisions of Section 14.1, any distribution to a participant who has a vested accrued benefit which exceeds $5,000 shall require the participant's consent if such distribution is to be made prior to the participant's attainment of normal retirement age.

          5.3.5 If a participant or his surviving spouse becomes entitled to receive a distribution pursuant to the provisions of this Section 5, see
     Section 19 for special rules that allow the participant or his surviving spouse, as the case may be, to elect to have such distribution transferred directly by the Trustees to the trustee or custodian of an eligible retirement plan (as defined in Section 19.1.2).

          5.3.6 A participant's "required beginning date" shall be April 1 of the later of (A) calendar year following the year in which the participant attains age 70 1/2 , or (B) the calendar year in which the participant retires. Notwithstanding the foregoing, the required beginning date of a participant who is a five percent owner (as defined in Section 416 of the Code) shall be April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2.

          5.4 MEDIUM OF PAYMENT; PUT OPTION; RIGHT OF FIRST REFUSAL; VALUATION OF COMPANY STOCK: All payments under the plan to a participant or his beneficiary, the donees of either, or a person (including an estate or its distributees) to whom the Company stock passed on ac count of death of the participant or beneficiary (the "recipient") shall be subject to the following requirements:

          5.4.1 Medium of payment: All payments under the plan shall be made in cash unless a participant or beneficiary elects payment in Company stock or partly in cash and partly in Company stock. Any election to receive payments in the form of Company stock may be made only by the participant or beneficiary in writing on a form provided by the Committee on or before the year-end adjustment date as of which payments are to be made to the recipient. An election shall be revocable in writing at any time up to such year-end adjustment date, at which time such election shall be irrevocable. The number of shares of Company stock, if any, and the amount of cash, if any, distributable to any recipient shall be determined as of such year-end adjustment date. Any portion of a payment that would be represented by a fractional share shall be paid in cash irrespective of an election to receive payment in the form of Company stock. Notwithstanding anything in this Section 5.4.1 to the contrary, the right of a participant or beneficiary to elect payment in Company stock shall be subject to the following rules:

                 (i) The portion of the participant's account that he previously elected to reinvest as provided in Section 9.8 (other than the portion in excess of the limits set forth in Section 401(a)(28)(B)(i) of the Code) shall not be subject to the right of the participant or beneficiary to elect distribution in shares of Company stock; and

                 (ii) If the Company's charter or bylaws restrict the ownership of substantially all outstanding shares of Company stock to employees of the Company or to a trust described in Section 401(a) of the Code, distribution of the Company stock account of a participant who has terminated service may be made entirely in cash without granting the participant or beneficiary the right to elect distribution in shares of Company stock.

          5.4.2 Put option: If Company stock is not readily tradable on an established market or is subject to a trading limitation when distributed, all Company stock distributed pursuant to Sections 4 and 5 shall be subject to a "put" option, which is exercisable by the recipient. The put option shall provide that the recipient may sell all or any part of such Company stock to the Company on any regular business day within one of two option periods. The first option period shall be the 60-day period next following the date distribution of such shares is made to the recipient. The second option period, which shall apply if the put option is not exercised in the first option period, shall be the 60-day period next following the year-end adjustment date for the plan year in which distribution of such Company stock occurred. Such put option shall be exercised by tendering the Company stock for sale to the Company within the applicable option period in accordance with procedures established by the Committee. The sales price for such Company stock shall be the fair market value thereof determined pursuant to Section 5.4.4. Notwithstanding the foregoing pro visions of this Section 5.4.2, the following provisions shall apply:

                 (i) At the request of the Committee and with the consent of the Company, the trust may assume the obligation of the Company to purchase Company stock pursuant to the exercise of any put option.

                 (ii) The sales price for Company stock sold to the trust or Company shall be paid in a lump sum within 30 days after exercise of the put option; provided, that if the accrued benefit of a participant is distributed as part of a total distribution (as defined in Section 409(h)(5) of the Code), such sales price, at the option of the party repurchasing the Company stock, may be paid in equal (or substantially equal) monthly, quarterly or annual installments for a period beginning not later than 30 days after the exercise of the put option and not exceeding 5 years. Any deferred portion of the sales price shall bear a reasonable rate of interest and be adequately secured.

                 (iii) Either option period shall be extended by any time within such option period during which a recipient is unable to exer cise the put option because the Company is prohibited by applicable federal or state law from fulfilling its obligations hereunder.

                 (iv) If Company stock that is readily tradable on an established market without restrictions when distributed ceases to be readily tradable after distribution and within the applicable option period, the Company stock shall be subject to the put option for the remainder of the applicable option period. The Company must notify the recipient of such Company stock in writing on or before the 10th day after the date Company stock ceases to be readily tradable on an established market. The number of days between the 10th day and the date on which notice actually is given, if later than the 10th day, shall be added to the duration of the applicable option period. The notice shall inform the recipient of the terms of the put option.

     For purposes of this Section 5.4.2, the term "trading limitation" refers to a restriction on a security under any federal or state securities law, any regulation thereunder, or an agreement (other than a right of first refusal described in Section 5.4.3) affecting the security which would make the security not as readily tradable as a security not subject to such restriction.

          5.4.3 Right of first refusal: If any recipient shall desire to sell, transfer (by gift or otherwise), encumber or otherwise dispose of any Company stock during his lifetime, and the Company stock is not then readily tradable on an established market, the recipient shall first offer in writing to the Committee to sell all of such stock to the trust. The Committee shall communicate such offer to the Trustees and the Company. If the Committee desires for the trust to purchase all or a part of such stock, it shall direct the Trustees to carry out such purchase for the trust. If the trust does not purchase all of such stock within 14 days after receipt of such offer, the Company may purchase all or a part of such stock not so purchased within such 14-day period. If the Company does not purchase all of the stock within such time period, the stock not so purchased may be sold, transferred, encumbered or otherwise disposed of free from the restrictions of this Section 5.4.3 for 30 days following the close of the 14-day period. After the close of such 30-day period, the restrictions of this Section 5.4.3 again shall apply to any of the Company stock not so sold, transferred, encumbered or otherwise disposed of. If any Company stock is encumbered or otherwise disposed of for a temporary period, and the recipient of such stock under the plan receives all or a portion of such stock back at or after the close of such temporary period, such stock again shall be subject to the restrictions of this Section
     5.4.3. The purchase price of each share of Company stock purchased hereunder shall be the fair market value thereof as determined by the Committee pursuant to Section 5.4.4 but in no event less than the amount of any good faith (as determined by the Committee) and then outstanding offer received by the recipient desiring to dispose of the stock (other than an offer made by the Company or the Trustees). The purchase price of any Company stock purchased in accordance with this Section 5.4.3 shall be paid in full in cash at the time of the closing. The closing shall take place at such time and place agreed upon between the Committee and the recipient, but not later than 10 days after the Company or the Trustees notify such recipient of the exercise of the right of first refusal. At the closing, the recipient shall deliver certificates representing the offered Company stock duly endorsed in blank for transfer, or with stock powers duly executed in blank with all required transfer tax stamps attached or provided for, and the Company or the Trustees shall deliver the purchase price. Shares of Company stock which are readily tradeable on an established market at the time the right of first refusal may be exercised by the Company and the Trustees shall not be subject to the provisions of this Section 5.4.3.

          5.4.4  Valuation of Company stock: Subject to the provisions of
     Section 5.4.3, all purchases of Company stock by the trust shall be made at a price not in excess of fair market value. All sales of Company stock by the trust shall be made at a price not less than fair market value. Any sale of Company stock to a disqualified person (as defined in Section 4975(e)(2) of the Code) or a party-in-interest (as defined in Section 3(14) of ERISA) shall conform to the requirements of Section 408(e) of ERISA. For all purposes of the plan, the fair market value of Company stock shall be determined by the Committee in good faith. If there is a generally recognized market for Company stock, the fair market value shall be either
     (i) the price of the Company stock prevailing on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934; or (ii) if the Company stock is not traded on such an exchange, a price not less favorable to the plan than the offering price for the Company stock established by the current bid and asked prices quoted by persons independent of the Company and any party-in-interest or disqualified person. If there is no generally recognized market for

     Company stock, the determination of fair market value by the Committee shall be based on a valuation by an independent appraiser appointed by the Committee. Such appraiser must meet the requirements of the regulations prescribed under Section 401(a)(28)(C) of the Code, or, in the absence of such regulations, requirements similar to the requirements of the regulations prescribed under Section 170(a)(1) of the Code. In the case of a transaction between the plan and a disqualified person or a party-in-interest, fair market value shall be determined as of the date of the transaction. For all other purposes, fair market value shall be determined as of the year-end adjustment date coincident with or next preceding the date of the transaction.

          5.4.5 Continuation of rights or put option: The rights and put option provided in this Section 5 shall be nonterminable and continue to apply to Company stock purchased with the proceeds of an acquisition loan or distributed under the plan notwithstanding repayment of an acquisition loan or any amendment or termination of the plan that causes the plan to cease to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

          5.5 DISTRIBUTIONS TO ALTERNATE PAYEES: If the participant's accrued benefit under the plan shall become subject to any "domestic relations order" which (i) is a "qualified domestic relations order" within the meaning of
Section 414(p) of the Code, and (ii) requires the immediate distribution in a single lump sum of the entire portion of the participant's accrued benefit required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum as soon as practicable following the adjustment date coincident with or immediately following the plan administrator's notification to the participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code. Such distribution to an alternate payee shall be made even if the participant has not separated from the service of the Company. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the participant's termination of service, or his attainment of age 50, if earlier, and only in a manner permitted under Section 5. For purposes of this Section 5.5, "alternate payee" shall mean any spouse, former spouse, child, or other dependent of the participant who is recognized by a domestic relations order as having a right to receive all or a portion of the accrued benefit payable under the plan with respect to such participant.

          5.6 LEGEND: If recommended by legal counsel for the Company, certificates representing ownership of Company stock distributed from the plan shall bear an appropriate legend approved by such counsel to ensure that Company stock is issued in compliance with all applicable federal and state securities laws.

          5.7 DIRECTIONS: The Committee shall notify the Trustees of a participant's retirement, death or termination of service and shall direct the Trustees to make a distribution to the person or persons entitled thereto from the trust at such time and in such manner as required by the provisions of Sections 4 and 5.

          SECTION 6.   VESTING:
          ---------    -------

          6.1 FULL VESTING: The accrued benefit of a participant shall be fully vested immediately following the first to occur of the following:

          6.1.1 Completion of his first hour of service on or after attainment of normal retirement age;

          6.1.2  Disability retirement of the participant;

          6.1.3  Death of the participant while in service;

          6.1.4 Termination of the plan by the Company, including a termination of contributions to the plan or a suspension or reduction of such contributions that amounts in effect to a termination of contributions; and

          6.1.5  Completion of 6 or more years of service.
For purposes of this Section 6.1, all years of service shall be taken into account.

          6.2 VESTING SCHEDULE: A participant who is not fully vested in his accrued benefit as provided in Section 6.1 shall be vested in the following applicable percentage of his accrued benefit, depending on the number of his years of service at the time such vested percentage is determined:

                Number of Years                      Vested
                  of Service                       Percentage
                  ----------                       ----------
                Less than 2                             0%
                          2                            20%
                          3                            40%
                          4                            60%
                          5                            80%
                          6 or more                   100%

          6.3 FORFEITURES: A participant who is not fully vested in his accrued benefit shall forfeit the portion of his accrued benefit which is not vested as of the year-end adjustment date of the plan year in which the first of the following occurs: (i) his fifth consecutive break in service; (ii) his death while not in service; or (iii) his break in service and distribution or deemed distribution to him of his vested accrued benefit as of his break in service adjustment date as provided in Section 4.5.2. The forfeited portion of his accrued benefit shall be combined with amounts forfeited by all other such participants as of such adjustment date. The aggregate of such forfeitures shall be applied in the current or succeeding plan year in the manner provided in Section 9. The portion of a participant's account that is forfeited shall come first from his general account, and, if such account is depleted, then from his Company stock account.

          6.4 VESTING UPON A RETURN TO SERVICE: If a distribution is made pursuant to Section 4.5.2 at a time when the participant is not fully vested in his account and the participant returns to service prior to incurring his fifth consecutive break in service, the vested amount in such account as of any subsequent year-end adjustment date prior to the date the participant is fully vested in such account shall be determined according to the following formula:
X = P [AB + (R) x D)] - (R) x D). For purposes of the formula: X is the vested amount in the participant's account as of such adjustment date; P is the vested percentage as of such adjustment date; AB is the amount in the participant's account as of such adjustment date; D is the amount of the distribution made pursuant to Section 4.5.2; and R is the ratio of the amount in his account as of such adjustment date to the amount in his account as of the participant's break in service adjustment date (as defined in Section 4.5.2), after subtracting the amount of the distribution made pursuant to Section 4.6.2.

          6.5 CHANGE IN VESTING SCHEDULE: If an amendment to the plan directly or indirectly affects the determination of a participant's vested percentage, each participant in service with at least 3 years of service may irrevocably elect to have his vested percentage determined without regard to such amendment. The participant may make such election during the period beginning on the date such amendment is adopted or deemed to be made and ending on the date that is 60 days after the latest of the date (a) such amendment is adopted; (b) such amendment is effective; or (c) the Committee advises the participant in writing of such amendment.

          SECTION 7.   ACQUISITION LOANS:
          ----------   -----------------

          At the direction of the Committee, the Trustees from time to time shall obtain acquisition loans to finance the acquisition of Company stock or repay a prior acquisition loan, subject to the following provisions:

          7.1 TERMS: An acquisition loan shall be arranged primarily in the interest of the participants and their beneficiaries, and the terms thereof at the time of the loan shall be at least as favorable to the trust as the terms of a comparable loan resulting from arm's length negotiations between independent parties. The interest rate of the loan may not exceed a reasonable rate of interest, and the loan shall be for a specific term. The number of years to maturity under the loan must be definitely ascertainable at all times.

          7.2 USE OF PROCEEDS: Within a reasonable time following receipt of the proceeds of an acquisition loan by the trust, but in no event later than 60 days after the receipt thereof, such proceeds shall be used for one or more of the following purposes: (i) to acquire Company stock; (ii) to repay the loan; or (iii) to repay a prior acquisition loan which was made in compliance with the requirements of this Section 7. Financed shares shall be credited to the suspense account pending the release and allocation of such shares to the Company stock accounts of participants as the acquisition loan is repaid.

          7.3 COLLATERAL: An acquisition loan shall be without recourse to the trust. The only assets of the trust that may be given as collateral for an acquisition loan are the financed shares acquired with the proceeds of the loan or a prior acquisition loan which was repaid with the proceeds of the current acquisition loan. Any pledge of financed shares must provide for the release of such shares in the manner described in Section 7.6 as payments on the acquisition loan are made by the Trustees. Except as otherwise provided in
Section 18, any such released shares shall be allocated to the Company stock accounts of participants as provided in Sections 7.6 and 9.2.

          7.4 AVAILABLE ASSETS; PAYMENTS: No person entitled to payments with respect to an acquisition loan shall have any right to assets of the trust except for: (i) collateral given for the loan; (ii) contributions (other than in the form of Company stock) made by the Company to meet the obligation to repay the loan and any investments purchased with such contributions; (iii) trust earnings attributable to amounts specified in (i) and (ii) immediately preceding; and (iv) subject to the provisions of Section 9.3, cash dividends attributable to allocated or unallocated Company stock.

Payments made with respect to an acquisition loan by the trust during any plan year may not exceed the aggregate of the amounts specified in (ii), (iii) and
(iv) of this Section 7.4 for all plan years decreased by the aggregate of such payments for all prior plan years. All Company contributions (other than in the form of Company stock) made during the plan year in which an acquisition loan is made (whether before or after the date the proceeds of the loan are received) and thereafter until the acquisition loan is repaid in full, without regard to whether any such Company contributions have been allocated to the general accounts of participants, shall be available to meet obligations under the acquisition loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Company at the time any such contributions are made. All trust earnings attributable to investment of Company contributions, without regard to whether any Company contributions and earnings have been allocated to the general accounts of participants, and, subject to the provisions of Section 9.3, all cash dividends attributable to allocated and unallocated Company stock likewise shall be available for such purpose. The Trustees shall account separately for the amounts specified in (ii) and (iii) of this Section 7.4 until the acquisition loan is repaid.

          7.5 DEFAULT: In the event of a default by the trust with respect to an acquisition loan, the value of assets of the trust transferred in satisfaction of the loan may not exceed the amount of the loan (including accrued and unpaid interest) with respect to which such default occurred. In the event the lender is a disqualified person or party-in-interest, a transfer of trust assets upon default may occur only in the event of failure of the trust to meet the payment schedule of the loan and only to the extent thereof. No transfer to a guarantor of a loan may be made pursuant to this Section 7.5.

          7.6 SUSPENSE ACCOUNT; RELEASE OF SHARES: Any financed shares (whether or not used as collateral for an acquisition loan) or other Company stock used as collateral for an acquisition loan shall be held in the suspense account pending release and allocation of such shares to the Company stock accounts of participants as provided in this Section 7.6. The release and allocation thereof shall be determined by the Committee in the following manner:

          7.6.1 If the terms of the acquisition loan provide for annual payments of principal and interest at a cumulative rate not less rapid at any time than level annual payments of principal and interest over 10 years, then for each plan year during the duration of the loan the number of shares of Company stock released from the suspense account shall equal the number of financed shares held immediately before release in the current plan year multiplied by a fraction. The numerator of the fraction shall be the principal paid in such plan year, and the denominator shall be the sum of the numerator plus the principal to be paid for all future years. Such years shall be determined without taking into account any possible extension or renewal period. For purposes of the above calculation, interest included in any payment shall be disregarded only to the extent that it would be determined to be interest under standard loan amortization tables.

          7.6.2 If the terms of the acquisition loan do not comply with Section 7.6.1, then for each plan year during the duration of the acquisition loan the number of shares of Company stock released from the suspense account shall equal the number of financed shares held immediately before release for the current plan year multiplied by a fraction. The numerator of the fraction shall be the sum of principal and interest paid in such plan year, and the denominator shall be the sum of the numerator plus the principal and interest to be paid for all future years. Such years shall be determined without taking into account any possible extension or renewal period. If interest on any acquisition loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the current plan year. If an acquisition loan with terms initially complying with Section 7.6.1 later ceases to comply by reason of a renewal, extension or refinancing of the acquisition loan, then this Section 7.6.2 shall be applied in determining the shares released upon payment of any principal or interest after such date.

If the shares of Company stock held in the suspense account include more than one class of stock, the number of shares of each class to be released for a plan year must be determined by applying the same fraction to each class. Subject to the provisions of Sections 9.3.2 and 18, shares of

Company stock released from the suspense account shall be allocated as of the year-end adjustment date coincident with or next following such release to the Company stock accounts of active participants in the same manner as the Company contribution is allocated as provided in Section 3.2; provided, that shares of Company stock released by reason of the payment of principal or interest on an acquisition loan from amounts allocated to the general accounts of participants shall be allocated to the corresponding Company stock accounts of such participants immediately upon payment.

          7.7 OBLIGATIONS OF THE TRUSTEES: The Trustees shall make payments of principal and interest on an acquisition loan from time to time as directed by the Committee. Such payments shall be made only from the following: (a) Company contributions to the trust made to meet the plan's obligation under an acquisition loan (other than contributions of Company stock), any cash dividends on Company stock held as collateral for an acquisition loan, and any investments purchased with such contributions (received both during or prior to the plan year); (b) the proceeds of a subsequent acquisition loan made to repay a prior acquisition loan; (c) if there occurs a default under the terms of the acquisition loan, or upon the sale of Company stock pursuant to a tender offer or cash merger, or upon the occurrence of such other similar events, the proceeds of the sale of any Company stock held as collateral for an acquisition loan; and (d) subject to the provisions of Section 9.3, cash dividends attributable to allocated and unallocated Company stock. Such contributions and earnings shall be accounted for separately by the Trustees until the acquisition loan is repaid.

          7.8 OBLIGATIONS OF THE COMPANY: The Company shall contribute in cash to the trust as and when needed sufficient amounts to enable the trust to pay in full when due any principal and interest payments on any acquisition loan not payable from other sources permitted by the plan.

If such contributions are insufficient by reason of the provisions of Section
3.3 to enable the trust to pay principal and interest on such acquisition loan when due, then upon the Trustees' request the Company may:

          (a) Make a loan to the trust as described in Treasury Regulation (S) 54.4975-7(b)(4)(iii) in a sufficient amount to meet such principal and interest payments. Such new loan shall meet all requirements for an acquisition loan as described in this Section 7 and be subordinated to any prior acquisition loan then outstanding. Company stock released as a result of application of such new loan to payment of the prior acquisition loan shall be pledged as collateral to secure the new acquisition loan. Such Company stock shall be released and allocated to the Company stock accounts of participants in accordance with Section 7.6;

          (b) Any other method that is deemed prudent by the Committee and is permitted by the Code.

In applying (a) or (b) immediately preceding, the Company shall not fail to do or cause to be done any act or thing which would result in a disqualification of the plan as an employee stock ownership plan under the Code.

          7.9 RESTRICTIONS ON COMPANY STOCK: Notwithstanding repayment of an acquisition loan or any amendment or termination of the plan that causes it to cease to be a leveraged employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code, no Company stock acquired with the proceeds of an acquisition loan shall be subject to a put, call or other option, or buy-sell or similar arrangement while such stock is held by and when distributed from the plan, except as provided in Sections 5.4.1 and 5.4.2.

          SECTION 8.  VOTING AND TENDERING OF COMPANY STOCK:
          ----------  -------------------------------------

          8.1 VOTING: The following provisions shall apply with respect to the voting of Company stock held by the trust:

          8.1.1 Class of securities: Subject to the provisions of Section 8.1.2, if, as of any record date with respect to Company stock, the Company stock is a registration-type class of securities (as defined in this Section 8.1.1), each participant and beneficiary shall be entitled to direct the Trustees with respect to any corporate matter that involves voting the Company stock allocated to his Company stock account as of such record date. If the Company stock is not a registration-type class of securities on the record date, subject to the provisions of Section 8.1.2, each participant and beneficiary will generally have no right to direct the Trustees as to the manner in which shares of Company stock allocated to his Company stock account will be voted. However, if, as of such record date, the Company stock is not readily tradeable on an established market and more than 10 percent of the fair market value of the assets of the trust constitutes securities (including Company stock) issued by the Company or the Holding Company, each participant and beneficiary shall be entitled to direct the Trustees with respect to any corporate matter that involves the voting of such Company stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe by regulation. For purposes of this Section 8, the term registration-type class of securities means a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934 or that would be required to be registered except for the exemption from registration provided in Section 12(g)(2)(H) of such Act.

          8.1.2 Trustees' responsibilities: Except as otherwise provided in Sections 8.1.1 and 8.1.2, the Trustees shall vote the Company stock held by the trust on the record date as directed by the Committee.

          8.1.3 Voting instructions from participants: If participants and beneficiaries are entitled to direct the Trustees in voting Company stock pursuant to Section 8.1.1 or 8.1.2, the Trustees shall vote such Company stock in accordance with the timely instructions of the respective participants and beneficiaries. The Trustees shall be responsible for soliciting and tabulating such votes. Prior to the voting of Company stock, the Committee shall distribute to each participant and beneficiary the same information concerning the vote as is furnished by the Company to its shareholders. If the Company does not furnish any such information at least 10 days prior to the shareholders meeting, the Committee shall as soon as practicable provide each participant and beneficiary with an explanation of those matters that to the best knowledge of the Committee are to be presented at such meeting for action by shareholders and are subject to direction by the participant or beneficiary and an appropriate form on which the participant or beneficiary may direct voting on such matters. If the Trustees do not receive participant or beneficiary instructions with respect to any Company stock or such instructions are not timely received, such stock shall be voted by the Trustees as directed by the Committee. Instructions received from participants and beneficiaries by the Trustees shall be held in the strictest confidence and shall not be divulged or released to any person, including the Committee, or the officers, directors or employees of the Company.

          8.2 TENDERING: The following rules shall apply in the event a tender offer or exchange offer, including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect (a "tender offer") for the Company stock held by the trust is commenced by a person or persons:

          8.2.1 Independent record keeper; Trustees' responsibilities:   In
     the event a tender offer for the Company stock held by the trust is commenced, the functions under the plan applicable to participation of such Company stock in the tender offer shall be undertaken by the independent record keeper appointed by the Committee at the time the tender offer is commenced, and the Committee shall not undertake any record keeping function under the plan that would serve to violate the confidentiality of any directions given by the participants or beneficiaries in connection with the tender offer. The independent record keeper shall use its best efforts to timely distribute or cause to be distributed to each participant and beneficiary such information as is being distributed to other shareholders of the Company in connection with the tender offer. The Trustees shall have no discretion or authority to sell, exchange or transfer any of the Company stock held by the trust pursuant to such tender offer except to the extent, and only to the extent, that the Trustees are timely directed to do so in writing as follows:

                (i) Each participant and beneficiary shall be entitled to direct the independent record keeper with respect to the sale, exchange or transfer of the Company stock allocated to his Company stock account. The independent record keeper shall then instruct the Trustees as to the number of shares to be tendered, in accordance with the above directions. The Committee shall instruct the Trustees to follow the directions of the independent record keeper pursuant to the terms of the tender offer. Instructions received from participants and beneficiaries by the independent record keeper shall be held in the strictest confidence and shall not be divulged or released to any person including the Committee, or the officers, directors or employees of the Company.

               (ii) The independent record keeper shall instruct the Committee and the Trustees as to the number of shares for which it did not receive any instructions or instructions were not timely received. The Trustees shall tender or not tender such shares of Company stock and any shares of Company stock that have not been allocated to participants' accounts as directed by the Committee.

          8.2.2 Records: Following any tender offer that has resulted in the sale or exchange or any shares of Company stock held by the trust, the independent record keeper to which responsibility has been transferred shall continue to maintain on a confidential basis a record of the Company stock account of each participant or beneficiary to whose account shares of Company stock were allocated at any time during such offer, until complete distribution of such Company stock accounts. The record keeper shall keep confidential any instructions that it may receive from participants or beneficiaries relating to the tender offer.

          SECTION 9.   ACCOUNTS OF PARTICIPANTS:
          ---------    ------------------------

          The Committee shall establish and maintain a Company stock account and a general account with respect to each participant. The assets of the general accounts and any unallocated assets other than Company stock (or rights attached thereto) are referred to herein as the "general fund." The Committee shall maintain records from which can be determined the portion of each general account that at any time is available to meet obligations under an acquisition loan in accordance with Section 7 and the portion not so available. The Committee also shall establish and maintain a limitation account and a deferred payment account if such accounts are required pursuant to Sections 3.3 and
4.5.1. Assets of the trust under the plan shall be valued at fair market value as of each year-end adjustment date.

          9.1 GENERAL ACCOUNTS: Subject to the provisions of Section 7, as of each adjustment date the amount in each participant's general account as of the preceding adjustment date (the "basic credit") shall be adjusted in the following order:

          9.1.1 There shall be debited (i) the distributions made from the general account since the next preceding adjustment date to or for the benefit of the participant, and (ii) the cash applied since the next preceding adjustment date to the purchase of Company stock for the Company stock account of the participant.

          9.1.2 There shall be credited (i) cash dividends payable with respect to Company stock then allocated to the Company stock account of the participant to the extent such dividends are not distributed to participants or applied to pay principal or interest on an acquisition loan pursuant to Section 9.3, and (ii) the cash proceeds from the sale of any Company stock then allocated to the Company stock account of the participant.

          9.1.3 There shall be credited or debited that portion of the net income or net loss of the general fund since the next preceding adjustment date that the basic credit bears to the total of all the basic credits so adjusted. The net income or net loss of the general fund shall be ascertained by the Trustees and means the profits and income actually realized and received, less the losses and expenses actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the general fund not actually realized and received or incurred and paid. Net income or net loss of the general fund shall not include Company contributions or any increase or decrease in the fair market value of Company stock. Any cash dividends on unallocated Company stock and trust earnings attributable to the investment of financed shares, to the extent any such dividends and trust earnings are not applied to pay principal or interest on an acquisition loan pursuant to Section 9.3, shall be included as net income of the general fund. The determination of the net income or net loss of the general fund shall not take into account any interest paid by the trust on an acquisition loan. In ascertaining fair market value, the expenses of liquidation shall not be taken into account.

          9.1.4 There shall be debited the amount of his general account forfeited pursuant to Section 6.3. Subject to the provisions of Sections
     4.5.2 and 18.2.3, the forfeited amount shall be combined with amounts forfeited from the general accounts of all other participants, and the aggregate of such forfeitures shall be reallocated among the general accounts of active participants in the same manner as the Company contribution is allocated as provided in Section 3.2.

          9.1.5 There shall be credited that portion of the balance of the Company contribution (other than contributions of Company stock) for the current plan year allocated to the participant as provided in Section 3.2.

          9.1.6 There shall be debited the amount (if any) of the participant's share of any cash applied to the payment of principal and interest on an acquisition loan provided that only that portion of the participant's general account which is available to meet obligations under an acquisition loan shall be used to pay principal or interest on an acquisition loan.

          9.2 COMPANY STOCK ACCOUNTS: Subject to the provisions of Section 6, as of each adjustment date the number of shares allocated to the Company stock account of each participant shall be adjusted in the following order:

          9.2.1 There shall be debited any Company stock distributed or sold from the Company stock account since the preceding adjustment date.

          9.2.2 There shall be credited any Company stock purchased with cash expended from the participant's general account, any stock dividends on Company stock allocated to the participant's Company stock account, and any additional shares of Company stock issued in connection with a stock split or similar transaction since the preceding adjustment date with respect to Company stock allocated to the participant's Company stock account.

          9.2.3  There shall be debited any Company stock forfeited pursuant to
     Section 6.3 since the preceding adjustment date. Subject to the provisions of Sections 4.5.2 and 18.2.3, the forfeited shares shall be combined with the shares forfeited by all other participants, and the aggregate of such forfeited shares shall be reallocated among the Company stock accounts of active participants in the same manner as the Company contribution is allocated as provided in Section 3.2.

          9.2.4 There shall be credited any Company stock (including fractional shares) contributed by the Company for the current plan year and allocated to the participant as provided in Section 3.2.

          9.2.5 There shall be credited any Company stock released from the suspense account and allocated with respect to the current plan year to the Company stock account of the participant in accordance with Sections 7.6 and 9.3, and any rights, warrants or options allocated to the Company stock account of the participant in accordance with Section 9.4.

          9.3 CASH DIVIDENDS: The Committee in its discretion may direct that cash dividends on shares of Company stock allocated to the Company stock account of a participant shall be distributed or applied as follows:

          9.3.1  Paid by the Company directly to the participant; or

          9.3.2  Paid by the Company to the Trustees and either:

                 (i) Paid by the Trustees to the participant within 90 days after the close of the plan year in which the dividends are received by the Trustees;

                 (ii) Allocated to the general account of the participant pursuant to Section 9.1.2; or

                 (iii) Applied by the Trustees to pay principal or interest on any then outstanding acquisition loan. Notwithstanding the provisions of Section 7.6, the Company stock to be released from the suspense account as a result of such payment shall be allocated to participants' Company stock accounts as follows:

                        (A)  First, there shall be allocated to each
               participant's Company stock account that number of shares of Company stock so released which equals the amount of the cash dividends payable with respect to each such participant divided by the fair market value per share of the Company stock as of the year-end adjustment date coincident with or next preceding the dividend payment date; and

                        (B) Second, the balance of the shares of Company stock so released, if any, shall be allocated among the participants' Company stock accounts in accordance with the provisions of
               Section 7.6.

          In no event shall less than the number of shares of Company stock having a fair market value equal to the dividends attributable to allocable shares used to release encumbered shares be allocated to participants' Company stock accounts under this subparagraph (iii).

Cash dividends on Company stock not allocated to Company stock accounts shall be applied, as directed by the Committee, to pay principal or interest on an acquisition loan used to acquire such unallocated Company stock, or retained in the trust fund as income of the general fund and allocated to the general accounts of participants pursuant to Section 9.1.3. Cash dividends on unallocated Company stock applied to pay principal or interest on an acquisition loan shall be in lieu of

Company contributions made to meet the plan's obligation under an acquisition loan, and any shares released as a result of such application shall be allocated to the Company stock accounts of participants in accordance with the provision of Section 7.6. Notwithstanding the provisions of this Section 9.3, cash dividends on Company stock acquired on or after the effective date of the plan (whether or not allocated to the Company stock accounts of participants) may only be applied to pay principal or interest on an acquisition loan used to acquire such Company stock. All directions by the Committee in this Section 9.3 shall be filed with the Company and the Trustees at least 10 days before the payment date of the first cash dividend to which the direction relates. Notwithstanding the provisions of Section 9.1.2, any payment of cash dividends held in the trust fund pending distribution to participants or application to the payment of an acquisition loan shall be held in the general fund but shall not be allocated to the general accounts of participants. Any net income or net loss on such cash dividends shall be allocated to participants pursuant to
Section 9.1.3.

          9.4 RIGHTS, WARRANTS AND OPTIONS: Rights, warrants and options to acquire Company stock distributed with respect to allocated Company stock of a participant shall be credited to his Company stock account and exercised, sold or retained in such account as directed by the Committee. The Company stock received in connection with the exercise of a right, warrant or option shall be allocated to his Company stock account, and the amount expended in connection with such exercise shall be debited from his general account, pursuant to Sections 9.1 and 9.2. If any such right, warrant or option is sold, the proceeds of sale shall be treated as a cash dividend received with respect to Company stock allocated to a participant's Company stock account. Rights, warrants and options to acquire Company stock with respect to unallocated Company stock shall be net income of the general fund and shall be exercised as directed by the Committee. If any such rights, warrants or options are sold prior to allocation thereof to the Company stock account of a participant, the proceeds from such sale shall be net income of the general fund.

          9.5 PERSONS IN PAY STATUS: If the account of a participant or beneficiary (a "person in pay status") is distributable, such account shall be further adjusted as of the applicable year-end adjustment date, after applying the provisions of Sections 9.1 through 9.4, to the extent necessary to reflect the medium of payment of his account determined pursuant to Section 5.4, as follows:

          9.5.1 To the extent additional Company stock is required to be allocated to his Company stock account, shares shall be withdrawn from the Company stock accounts of participants other than persons in pay status. The number of shares withdrawn from the Company stock account of each such participant shall bear the same proportion to the total withdrawn with respect to all such participants as the number of shares of Company stock allocated to each such participant's account as of such adjustment date bears to the total number of shares of Company stock then allocated to the accounts of such participants. Shares of Company stock shall be withdrawn from Company stock accounts in inverse order from the order in which such shares previously were credited to the Company stock accounts. If Company stock is withdrawn from the Company stock account of a participant pursuant to this Section 9.5.1, the fair market value as of such adjustment date of the shares so withdrawn shall be credited to such participant's general account, and the general account of the person in pay status shall be debited by the fair market value of such shares.

          9.5.2 To the extent that Company stock is required to be withdrawn from his Company stock account, shares shall be withdrawn therefrom and allocated to the Company stock accounts of participants other than persons in pay status. The number of shares allocated to the Company stock account of each such participant shall bear the same proportion to the total reallocated with respect to all such participants as the value of his general account as of such adjustment date bears to the total value of all general accounts of such participants. Shares of Company stock shall be withdrawn from the Company stock account of the person in pay status in inverse order from the order in which such shares previously were credited to such Company stock account. If Company stock is allocated to the Company stock accounts of participants pursuant to this Section 9.5.2, the fair market value as of such adjustment date of the shares allocated shall be debited to such participant's general account, and the general account of the person in pay status shall be credited with an amount equal to the fair market value of such shares.

          9.6 ALLOCATIONS FOLLOWING CERTAIN SALE TRANSACTIONS: Notwithstanding any other provision of this Section 9, in the event of the sale of Company stock to the plan in a transaction described in Section 1042 of the Code, no portion of the Company stock purchased by the trust in such transaction shall be allocated during the nonallocation period (as defined in Section 9.6) to or for the benefit of any participant who is: (i) the seller of such Company stock;
(ii) a member of the family of the seller of such Company stock (as defined in Section 267(c)(4) of the Code); or (iii) any other person who owns (after application of Section 318(a) of the Code) more than 25 percent in value of any class of outstanding employer securities of the Company or Holding Company (within the meaning of Section 409(l) of the Code). For purposes of this
Section 9.6, "nonallocation period" means the period beginning on the date of a sale of Company stock described in this Section 9.6 and ending on the later of:
(i) the date which is 10 years after the date of such sale; or (ii) the date of the allocation attributable to the final payment of any acquisition loan incurred in connection with such sale. The restrictions of this Section 9.6 shall at all times be construed and enforced in accordance with the requirements of Section 409(n) of the Code and the Treasury Regulations thereunder.

          9.7 ACCOUNTING FOR ALLOCATIONS: Accounting procedures for the purpose of making the allocations, valuations and adjustments to participants' accounts as provided in this Section 9 shall be adopted by the Committee.
Except as provided in Treasury Regulation (S) 54.4975-11(d), Company stock acquired by the plan shall be accounted for as provided under Section 1.402(a)- 1(b)(2)(ii) of the Treasury Regulations and allocations of Company stock shall be made separately for each class of stock. The Committee shall keep adequate records of the cost basis of all shares of Company stock allocated to each participant's Company stock account. The Committee shall keep separate records of financed shares and Company contributions (and any earnings thereon) made for the purpose of enabling the trust to repay an acquisition loan. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the accounts of participants in accordance with the general concepts of the plan and the provisions of this Section 9. Annual valuations of trust assets shall be made at fair market value.

          9.8    DIVERSIFICATION:

          9.8.1 Notwithstanding any other provision of the plan or trust to the contrary, each participant (including a participant separated from service) who has attained age 55 and has been a participant for at least 10 plan years (a "qualified participant") may elect to direct the investment of not more than 25 percent (in whole multiples of one percent) of the total number of shares of Company stock that have ever been allocated to his Company stock account, less the Company stock previously subject to an election under this Section 9.8. In the election year in which the participant may make his last diversification election, the preceding sentence shall apply by substituting "50 percent" for "25 percent." Such election shall be made in writing to the Committee on a form provided by the Committee during the 90-day period next following each year-end adjustment date (the "annual election period") during the qualified election period (as defined in this Section 9.8.1). Such election may be revoked or changed at any time during the annual election period by filing a written revocation or change prior to the end of such period. The "qualified election period" means the 6 consecutive plan year period beginning with the first plan year in which the participant is first a qualified participant. The Committee shall direct the Trustees to distribute or transfer the Company stock account of a qualified participant pursuant to his valid and timely election as soon as possible after receipt of such election, but in any event within 90 days after the close of each annual election period within the qualified election period. Notwithstanding the foregoing, if the fair market value (determined as of the year-end adjustment date next preceding the date of commencement of the applicable annual election period) of the Company stock allocated to the Company stock account of the qualified participant which is subject to a diversification election under this Section 9.8.1 is less than $500, the qualified participant shall not be entitled to make the diversification election otherwise provided under this Section 9.8.1.

          9.8.2 The diversification election of a qualified participant may be satisfied within 90 days after the end of the annual election period by any of the following options:

                 (i)  Investment of the amount subject to
          the diversification election among one or more of three investment options (other than Company stock) provided by the Trustees from time to time. The Committee shall provide a written description of the investment options to the qualified participant within a reasonable time prior to the commencement of the qualified election period. The participant shall not be entitled to receive Company stock as provided in Section 5.4 with respect to the portion of any distribution to the participant that is invested pursuant to this subparagraph (i).

                 (ii) Conversion to cash of the Company
          stock in the Company stock account of the participant subject to the diversification election and transfer to another qualified defined contribution plan of the Company that accepts such transfers; provided, that the transferee plan permits at least three participant-directed investment options (other than Company stock). Any such transfer must comply with Sections 414(l), 411(d)(6) and 401(a)(11) of the Code.

          9.8.3 The Committee shall determine which of the options described in Section 9.8.2 shall be offered to qualified participants. In addition, the Committee shall adopt appropriate rules and procedures to implement the provisions of this Section 9.8.

          SECTION 10.  ADMINISTRATION BY COMMITTEE:
          ----------   ---------------------------

          10.1 MEMBERSHIP OF COMMITTEE: The Committee shall consist of not less than 3 nor more than 5 individuals appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the plan and for carrying out its provisions except to the extent all or any of such obligations specifically are imposed on the Trustees or the Board. The chairman of the Committee shall be the plan administrator and agent for service of legal process on the plan.

          10.2 COMMITTEE OFFICERS; SUBCOMMITTEE: The members of the Committee shall elect a chairman and may elect an acting chairman. They also shall elect a secretary and may elect an acting secretary, either of whom may but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee determines and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

          10.3 COMMITTEE MEETINGS: The Committee shall hold such meetings upon such notice, at such places, and at such intervals as it from time to time determines. Notice of meetings shall not be required if waived in writing by all members of the Committee at the time in office or if all such members are present at the meeting.

          10.4 TRANSACTION OF BUSINESS: A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present and entitled to vote at any such meeting. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all members of the Committee.

          10.5 COMMITTEE RECORDS: The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the plan. The records of the Committee shall contain all relevant data pertaining to individual participants and their rights under the plan and in the trust fund.

          10.6 ESTABLISHMENT OF RULES: Subject to the limitations of the plan and ERISA, the Committee from time to time may establish rules or bylaws for the administration of the plan and the transaction of its business.

          10.7   CONFLICTS OF INTEREST:  No individual member of the
Committee shall have any right to vote or decide on any matter relating solely to himself or any of his rights or benefits under the plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except for elections as to payment of benefits pursuant to Sections 4 and 5, and diversification elections pursuant to Section 9.8.

          10.8 CORRECTION OF ERRORS: The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee in its discretion may waive any notice requirement in the plan; provided that a waiver of a requirement to notify the Trustees shall be made only with the consent of the Trustees. A waiver of a notice in one or more cases shall not be a waiver of notice in any other case. Any power or authority the Committee has discretion to exercise under the plan shall be exercised in a nondiscriminatory manner.

          10.9 AUTHORITY TO INTERPRET PLAN: Subject to objective plan terms and the claims procedure set forth in Section 16, the Committee and the plan administrator shall have the duty and discretionary authority to interpret and construe the provisions of the plan and decide any dispute which may arise regarding the rights of participants hereunder, including the discretionary authority to interpret the plan and to make determinations as to eligibility for participation and benefits under the plan. Interpretations and determinations by the Committee and plan administrator shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons. Such interpretations and determinations shall only be set aside if the Committee and the plan administrator are found to have acted arbitrarily and capriciously in interpreting and construing the provisions of the plan.

          10.10 THIRD PARTY ADVISORS: The Committee may engage an attorney, accountant, qualified appraiser or any other technical advisor on matters regarding the operation of the plan and to perform such other duties as may be required in connection therewith. The Committee may employ such clerical and related personnel as it deems requisite or desirable in carrying out the provisions of the plan. From time to time, but no less frequently than annually, the Committee shall review the financial condition of the plan and determine the financial and liquidity needs of the plan as required by ERISA. The Committee shall communicate such needs to the Company and to the Trustees so that the funding policy and investment policy may be coordinated appropriately to meet such needs.

          10.11 COMPENSATION OF MEMBERS: No member of the Committee shall receive any fee or compensation for his services as such.

          10.12 COMMITTEE EXPENSES: The Committee shall be entitled to reimbursement out of the trust fund for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the plan; provided, that the Company, in the discretion of the Board, may pay such expenses.

          10.13 INDEMNIFICATION OF COMMITTEE: To the maximum extent permitted by ERISA, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee or for any mistake of judgment made in good faith. The Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Company's assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the plan shall be delegated or allocated against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the plan, unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

          SECTION 11.  MANAGEMENT OF FUNDS AND AMENDMENT OF PLAN:
          ----------   -----------------------------------------

          11.1 TRUST FUND; INVESTMENT PURPOSE: All assets of the plan shall be held in the trust for the exclusive benefit of participants and their beneficiaries. Such assets shall be administered as a trust fund to provide for the payment of benefits as provided in the plan to participants or their successors in interest out of the income and principal of the trust. The plan is an employee stock ownership plan described in Section 4975(e)(7) of the Code designed to invest primarily in Company stock and a stock bonus plan intended to be qualified within the meaning of Section 401(a) of the Code. See Section 7 of the plan and Section 2.3 of the trust agreement for provisions relating to the purchase and sale of Company stock by the trust.

          11.2   FIDUCIARY DUTIES:  All fiduciaries with respect to the plan
(as defined in ERISA) shall discharge their duties as such solely in the interest of the participants and their successors in interest and (i) for the exclusive purposes of providing benefits to participants and their successors in interest and defraying reasonable expenses of administering the plan as provided in Section 10.12 of the plan and Section 2.8 of the trust agreement, (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (iii) in accordance with the plan and trust agreement, except to the extent such documents are inconsistent with the then applicable federal laws relating to fiduciary responsibility. The trust fund shall be used for the exclusive benefit of participants and their beneficiaries and to pay administrative expenses of the plan and trust to the extent not paid by the Company. No portion of the trust fund ever shall revert or inure to the benefit of the Company (except as otherwise provided in Sections 11 and 3.3.2(iv)). Notwithstanding the foregoing provisions of this Section 11.2, the following provisions apply:

          11.2.1 If the plan receives an adverse determination with respect to the initial qualification of the plan under Section 401(a) of the Code, on written request of the Company, the Trustees shall return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one year after the date that qualification of the plan is denied; provided, that the application for the determination is made by the time prescribed by law for filing the Company's federal income tax return for the taxable year in which the plan is adopted or such later date as the Secretary of the Treasury may prescribe;

          11.2.2 On written request of the Company, the Trustees shall return a contribution to the extent the deduction is disallowed under Section 404 of the Code (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Company within one year after the date the deduction is disallowed; and

          11.2.3 If a contribution or any portion thereof is made by the Company by a mistake of fact, on written request of the Company, the Trustees shall return the contribution or such portion (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Company within one year after the date of payment to the Trustees.

          11.3 AUTHORITY TO AMEND: The Board, acting on behalf of the Company, shall have the right, subject to the provisions of any outstanding debt or acquisition loan, at any time and from time to time to amend or terminate the plan and trust, including the trust agreement entered into under the plan; provided, that no such amendment may alter the duties, responsibilities or liabilities of the Trustees unless the Trustees consent thereto in writing. No amendment to the plan shall be effective to the extent it has the effect of reducing a participant's accrued benefit. For purposes of this Section 11.3, a plan amendment that has the effect of decreasing a participant's accrued benefit or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the plan is amended, in the case of an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective the vested percentage (determined as of such date) of such employee's right to his Company derived accrued benefit shall not be less than his vested percentage computed under Section 6 of the plan without regard to such amendment. See Section 14 for provisions regarding termination of the plan.

          11.4 TRUST AGREEMENT: The Company and the Trustees shall enter an appropriate trust agreement for the administration of the trust under the plan. The trust agreement shall contain such powers and reservations as to investment, reinvestment, control and disbursement of the funds of the trust, and such other provisions not inconsistent with the provisions of the plan and its nature and purposes, as shall be agreed on and set forth therein. Such agreement shall provide that the Board may remove one or more of the Trustees at any time upon reasonable notice, that the Trustees may resign at any time upon reasonable notice, and on such removal or resignation the Board may designate one or more successor trustees.

          11.5 REQUIREMENTS IN WRITING: All requests, directions, requisitions and instructions of the Committee to the Trustees shall be in writing and signed by such person or persons as shall be designated by the Committee.

          SECTION 12.  ALLOCATION OF RESPONSIBILITIES AMONG NAMED FIDUCIARIES:
          ----------   ------------------------------------------------------

          12.1 DUTIES OF NAMED FIDUCIARIES: The named fiduciaries with respect to the plan and the fiduciary duties and other responsibilities allocated to each, which shall be carried out in accordance with the other applicable terms and provisions of the plan, shall be as follows:

          12.1.1  Board:

                  (i) To amend the plan, subject to the provisions of any outstanding debt or acquisition loan;

                  (ii)   To appoint and remove members of the
          Committee;

                  (iii) To appoint and remove the Trustees under the plan;

                  (iv) To determine the amount to be contributed to the plan each year by the Company; and

                  (v)    To terminate the plan, subject to the
          provisions of any outstanding debt or acquisition loan.

          12.1.2  Committee:

                  (i) To interpret the provisions of the plan and determine the rights of participants under the plan, except to the extent otherwise provided in Section 16 relating to the claims procedure;

                  (ii) To administer the plan in accordance with its terms, except to the extent powers to administer the plan specifically are delegated to another named fiduciary or other person or persons as provided in the plan;

                  (iii) To account for the interests of participants in the plan;

                  (iv) To direct the Trustees to incur acquisition loans to finance the acquisition of Company stock or repay a prior acquisition loan to the extent provided in Section 7 of the plan and Section 2.4 of the trust agreement;

                  (v) To direct the Trustees in the voting and tendering of Company stock held by the trust to the extent provided in Section 8 of the plan and Section 2.3 of the trust agreement;

                  (vi) To direct the Trustees in the purchase and sale of Company stock for the trust, subject to the provisions of Section 2.3 of the trust agreement;

                  (vii) To direct the Trustees in the distribution of trust assets; and

                  (viii) To determine the fair market value of Company stock and to appoint an independent appraiser as provided in
          Section 5.4.4.

          12.1.3  Plan Administrator:

                  (i) To file such reports as may be required to the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time;

                  (ii) To comply with requirements of the law for disclosure of plan provisions and other information relating to the Plan to participants and other interested parties; and

                  (iii) To administer the claims procedure to the extent provided in Section 16.

          12.1.4  Trustees:

                  (i) To invest and reinvest trust assets, subject to the requirements of the plan and trust agreement with respect to investing in Company stock;

                  (ii) To make distributions to plan participants as directed by the Committee;

                  (iii) To render annual accountings to the Company as provided in Section 3 of the trust agreement;

                  (iv) To incur and to repay acquisition loans in accordance with Section 7 of the plan and Section 2.4 of the trust agreement;

                  (v) To vote and tender the Company stock held by the trust in accordance with Section 8 of the plan and
          Section 2.3 of the trust agreement; and

                  (vi) Otherwise to hold, administer and control the assets of the trust as provided in the plan and trust agreement.

          12.2 CO-FIDUCIARY LIABILITY: Except as otherwise provided in ERISA, a named fiduciary shall not be responsible or liable for any act or omission of another named fiduciary with respect to fiduciary responsibilities allocated to such other named fiduciaries. A named fiduciary of the plan shall be responsible and liable only for its own acts or omissions with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

          SECTION 13.  BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS:
          ----------   ---------------------------------------------

          13.1 BENEFITS NOT ASSIGNABLE: Except as otherwise provided in Sections 5.3.3 and 5.5, no portion of the accrued benefit of any participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No portion of such accrued benefit shall be payable in any manner to any assignee, receiver or trustee, liable for a participant's debts, contracts, liabilities, engagements or torts, or subject to any legal process to levy upon or attach. Notwithstanding the foregoing, an offset to a participant's accrued benefit against an amount that the participant is ordered or required to pay the plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

          13.2 PAYMENTS TO MINORS AND OTHERS: If any individual entitled to receive a payment under the plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause the payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the participant to the extent of the amount thereof.

          SECTION 14.  TERMINATION OF PLAN AND TRUST; MERGER OR CONSOLIDATION
          ----------   ------------------------------------------------------
OF PLAN:
-------

          14.1 COMPLETE TERMINATION: In the event of termination of the plan, subject to the provisions of Section 7.8, all Company contributions shall cease and no additional participants shall enter the plan. The assets under the plan shall thereupon vest (that is, become nonforfeitable) in the participants, beneficiaries or other successors in interest, as their interests may appear. The vested benefit of each such individual shall be held in the plan for distribution in accordance with the provisions of Sections 4 and 5; provided, that the Committee in its discretion may provide for liquidation of the trust and distribution to the participants of their vested accrued benefits in cash or Company stock, as provided in Section 5. If upon termination the plan does not offer an annuity option (purchased from a commercial provider) and neither the Company nor any affiliated employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the participant's accrued benefit may, without the participant's consent, be distributed to the participant. However, if the Company or any affiliated employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the participant's accrued benefit may, without the participant's consent, be transferred to such other plan if the participant does not consent to an immediate distribution. For purposes of the plan, a termination of Company contributions or a suspension or reduction of such contributions amounting in effect to a termination of contributions shall be a termination of the plan. See Section 11.3 for provisions regarding the Board's authority to terminate the plan.

          14.2 PARTIAL TERMINATION: In the event of a partial termination of the plan, the pro visions of Section 14.1 regarding a complete termination shall apply in determining interests and rights of the participants and their beneficiaries with respect to whom the partial termination occurs and to the portion of the trust fund allocable to such participants and beneficiaries.

          14.3 MERGER OR CONSOLIDATION: In the event of any merger or consolidation of the plan with any other plan, or a transfer of assets or liabilities of the plan to any other plan (which merged, consolidated or transferee plan is referred to in this Section 14.3 as the "successor plan"), the amount each participant would receive if the successor plan (and this plan, if he has any interest remaining therein) were terminated immediately after the merger, consolidation or transfer shall be equal to or greater than the amount he would have received if this plan (and the successor plan, if he had any interest therein immediately prior to the merger, consolidation or transfer) were terminated immediately preceding the merger, consolidation or transfer.

          14.4 PROTECTION OF BENEFITS: No termination, partial termination, merger or consolidation, or transfer of assets of the plan shall reduce a participant's accrued benefit or eliminate an optional form of distribution. For purposes of this Section 14.4, a termination, partial termination, merger or consolidation, or transfer of assets of the plan that has the effect of decreasing a participant's accrued benefit or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

          SECTION 15.  COMMUNICATION TO EMPLOYEES:
          ----------   --------------------------

          The Company shall communicate the principal terms of the plan to the participants and beneficiaries in accordance with the requirements of ERISA. The Company shall make available for inspection by participants and their beneficiaries during reasonable hours, at the principal office of the Company and such other places as may be required by ERISA, a copy of the plan, trust agreement and such other documents as may be required by ERISA.

          SECTION 16.  CLAIMS PROCEDURE:
          ----------   ----------------

          The following claims procedure shall apply with respect to the plan:

          16.1 FILING OF A CLAIM FOR BENEFITS: If a participant or beneficiary (the "claimant") believes he is entitled to benefits under the plan that are not being paid to him or accrued for his benefit, he may file a written claim therefor with the plan administrator. If the plan administrator is the claimant, all actions required to be taken by the plan administrator pursuant to this Section 16 shall be taken instead by another member of the Committee designated by the Committee.

          16.2 NOTIFICATION TO CLAIMANT OF DECISION: Within 90 days after receipt of a claim by the plan administrator, or within 180 days if special circumstances require an extension of time, the plan administrator shall notify the claimant of his decision with regard to the claim. In the event of special circumstances requiring an extension of time, a written notice of the extension shall be furnished to the claimant prior to commencement of the extension, setting forth the special circumstances and the date by which the decision will be furnished. If such claim is wholly or partially denied, notice thereof shall be in writing worded in a manner calculated to be understood by the claimant and shall set forth: (i) the specific reason or reasons for the denial;
(ii) specific reference to pertinent plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial. If the plan administrator fails to notify the claimant of the decision in timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or of the extension period, if applicable).

          16.3 PROCEDURE FOR REVIEW: Within 60 days following receipt by the claimant of notice denying his claim in whole or in part, or, if such notice is not given, within 60 days following the latest date on which such notice timely could have been given, the claimant may appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and submit issues and comments in writing.

          16.4 DECISION ON REVIEW: The decision on review of a claim denied in whole or in part by the plan administrator shall be made in the following manner:

          16.4.1 Within 60 days following receipt by the Committee of the request for review, or within 120 days if special circumstances require an extension of time, the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or of the extension period, if applicable).

          16.4.2 The decision on review of a claim that is denied in whole or in part shall set forth specific reasons for the decision written in a manner calculated to be understood by the claimant and shall cite the pertinent plan provisions on which the decision is based.

          16.4.3 The decision of the Committee shall be final and conclusive.

          16.5 ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT: All actions set forth in this Section 16 to be taken by the claimant may be taken by a representative of the claimant duly authorized by him to act on his behalf on such matters. The plan administrator and the Committee may require such evidence as either reasonably deems necessary or advisable of the authority of any such representative to act.

          SECTION 17.  PARTIES TO THE PLAN:
          ----------   -------------------

          Any affiliated employer that desires to become a party to the plan and trust agreement may do so by separate written agreement with Douglas Federal Bank and the Trustees. The provisions of this Section 17 shall apply to all parties to the plan except as otherwise expressly provided herein or in such separate agreement.

          17.1 SINGLE PLAN: As used in the plan and in the trust agreement, except as otherwise specifically set forth herein, the term "Company" shall mean each party to the plan and trust agreement. The plan and trust agreement shall apply as a single plan with respect to all parties as if there were only one employer-party. Service for purposes of the plan shall be interchangeable among employer-parties to the plan and shall not be deemed to be interrupted or terminated by the transfer at any time of an employee from the service of one employer-party to the service of another employer-party. Except to the extent otherwise specifically provided in the plan, service with any employer-party prior to the earlier of (i) the date such party became an affiliated employer, or (ii) the date such employer-party became a party to the plan, shall be disregarded for all purposes of the plan.

          17.2 COMMITTEE APPOINTMENT: The Committee as designated by the Board of Directors of Douglas Federal Bank shall be the Committee with respect to all other employers which are or may be parties to the plan.

          17.3 AUTHORITY TO AMEND: Notwithstanding any other provisions of the plan, the Board of Directors of Douglas Federal Bank shall have authority to amend the plan and trust agreement as applied to Douglas Federal Bank and each other party to the plan, and the proper officers of each party to the plan shall be authorized to execute all documents and take all other actions as shall be deemed necessary or advisable to effectuate and carry out any such amendment as applied to such party. The plan as applied to each employer-party may be terminated only by the Board of Directors of each such employer-party.

          SECTION 18.  SPECIAL TOP-HEAVY PROVISIONS:
          ----------   ----------------------------

          The following provisions shall apply and supersede any conflicting provision in the plan with respect to any plan year in which the plan is determined to be top-heavy (as described in Section 18.1.5):

          18.1 DEFINITIONS: The following definitions shall apply for purposes of this Section 18:

          18.1.1 "Company" means the Company and its affiliated employers.

          18.1.2 "Determination date" means the last day of the preceding plan year, or in the case of the first plan year, the last day of such plan year.

          18.1.3 "Key employee" means any employee or former employee (and any beneficiary of such employee) who at any time during the determination period is an officer of the Company if such individual's annual statutory compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code; an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Company if such individual's statutory compensation exceeds

     100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code; a 5 percent owner of the Company; or a one percent owner of the Company who has an annual statutory compensation of more than $160,000. Annual statutory compensation means statutory compensation as defined in Section 2.35. The determination period shall be the plan year containing the determination date and the preceding 4 plan years. The determination of who is a key employee shall be made in accordance with Section 416(i)(1) of the Code. "Non-key employee" means any employee or former employee who is not a key employee.

          18.1.4 "Permissive aggregation group" means the required aggregation group and any other plan or plans of the Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          18.1.5 "Required aggregation group" means (a) each qualified plan of the Company in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (b) any other qualified plan of the Company that enables a plan described in (a) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

          18.1.6 "Top-heavy plan" means the plan if any of the following conditions exists:

                  (i)   The top-heavy ratio for the plan
          exceeds 60 percent, and the plan is not part of any required aggregation group or permissive aggregation group.

                  (ii)  The plan is a part of a required
          aggregation group but not part of a permissive aggregation group, and the top-heavy ratio for such group exceeds 60 percent.

                  (iii) The plan is a part of a required
          aggregation group and part of a permissive aggregation group, and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

          18.1.7  "Top-heavy ratio" means the following:

                  (i)   If the Company maintains one or more
          defined contribution plans (including any simplified employee pension plan) and has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for the plan alone or for the required or permissive aggregation group, as appropriate, shall be a fraction the numerator of which is the sum of the account balances of all key employees as of the determination date(s), including any part of any account balance distributed in the 5-year period ending on the determination date(s), and the denominator of which is the sum of all account balances including any part of any account balance distributed in the 5-year period ending on the determination date(s), both computed in accordance with Section 416 of the Code. Both the numerator and denominator of the top-heavy ratio shall be increased to reflect any contribution not actually made as of the determination date but which is required to be taken into account on such date under Section 416 of the Code.

                  (ii)  If the Company maintains one or more
          defined contribution plans (including any simplified employee pension plan) and maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group, as appropriate, shall be a fraction the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with paragraph
          (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio shall be increased for any distribution of an accrued benefit made in the 5-year period ending on the determination date.

                  (iii) For purposes of paragraphs (i) and
          (ii) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan. The present value of accrued benefits shall be determined with reference to the actuarial assumptions for the defined benefit plans under which such accrued benefits are held, and as if the participant voluntarily terminated service as of such valuation date. The account balances and accrued benefits of a participant who
          (a) is not a key employee but was a key employee in a prior year, or (b) is not credited with at least one hour of service with any employer maintaining the plan at any time during the 5-year period ending on the determination date shall be disregarded. Calculation of the top-heavy ratio and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code. Deductible employee contributions shall not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to determination dates that fall within the same calendar year. The accrued benefit of a participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

          18.1.8 "Valuation date" means the year-end adjustment date as defined in Section 2.5.

          18.2 TOP-HEAVY REQUIREMENTS: Notwithstanding any other provision of the plan, the plan must satisfy the following requirements for any plan year in which it is a top-heavy plan:

          18.2.1 Minimum allocation requirements: Except as otherwise provided in (a) and (b) below, the Company contributions and forfeitures allocated on behalf of any participant who is not a key employee shall not be less than the lesser of 3 percent of such participant's statutory compensation or, if the Company has no defined benefit plan that designates this plan to satisfy
     Section 416 of the Code, the largest percentage of Company contributions and forfeitures allocated on behalf of any key employee for the year. The minimum allocation shall be determined without regard to any social security contribution. The minimum allocation shall be made even though, under other plan provisions, the participant otherwise is not entitled to receive an allocation or would receive a lesser allocation for the year, because of (i) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the plan); (ii) the participant's failure to make mandatory employee contributions to the plan; or (iii) compensation less than a stated amount. The provisions of this Section 18.2.1 shall not apply to: (a) any participant who was not employed by the Company on the last day of the plan year; or (b) any participant to the extent such participant is covered under any other plan or plans of the

     Company that provide that the minimum allocation or benefit requirement applicable to top-heavy plans shall be met in the other plan or plans. The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the
     Code) shall not be forfeitable under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code. Notwithstanding the foregoing, if the Company maintains any other defined contribution plan, the Company shall provide a minimum allocation under one such plan equal to 3 percent of statutory compensation for each non-key employee who is entitled to a minimum allocation under each of the plans.

          18.2.2 Minimum vesting requirements: For any plan year in which this plan is top-heavy, the vesting schedule set forth in
     Section 6.2 shall continue to apply to the plan.

          18.2.3 Forfeitures: Notwithstanding any other provision of the plan to the contrary, with respect to any top-heavy plan year that portion of a participant's accrued benefit forfeited pursuant to Section 6.3 shall be combined with amounts so forfeited by all other participants as of the applicable adjustment date described in Section 6.3, and the aggregate of such forfeitures shall be applied in the current or succeeding plan year to reduce the amount of the Company contribution which the Company is otherwise obligated to make pursuant to this
     Section 18 and Section 3, and such applied forfeitures shall be treated for all purposes of the plan as Company contributions.

          18.3 ADJUSTMENTS TO LIMITATIONS ON ALLOCATIONS: This Section 18.3 shall apply with respect to limitation years beginning prior to January 1, 2000. Notwithstanding the provisions of Section 3.3.3, if, during any limitation year in which this plan is top-heavy, a participant is a participant in the plan and in a defined benefit plan of the Company, the denominator of the participant's defined contribution fraction and defined benefit fraction shall be determined by substituting "1.0" for "1.25" each place that it appears in Section 3.3.3.

          SECTION 19.  PORTABILITY OF PARTICIPANT ACCOUNTS:
          ----------   ------------------------------------

          Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section 19, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          19.1 DEFINITIONS: The following definitions shall apply for purposes of this Section 19:

          19.1.1. "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          19.1.2. "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          19.1.3. "Distributee" means an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          19.1.4. "Direct rollover" means a payment by the plan to the eligible retirement plan specified by the distributee.

          19.2    CONSTRUCTION:  Notwithstanding anything contained in this
Section 19 to the contrary, the provisions of this Section 19 shall at all times be construed and enforced according to the requirements of Section 401(a)(31) of the Code and the Treasury Regulations thereunder, as the same may be amended from time to time.

          SECTION 20.   COMPLIANCE WITH THE UNIFORMED SERVICES EMPLOYMENT AND
                        -----------------------------------------------------
                        REEMPLOYMENT RIGHTS ACT OF 1994:
                        -------------------------------

          The following special provisions of this Section 20 shall apply to an employee or participant who is reemployed in accordance with the reemployment provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") following a period of qualifying military service (as determined under USERRA):

          (a) Each period of qualifying military service served by an employee or participant shall, upon such reemployment, be deemed to constitute service with the Company for all purposes of the plan, including determining the participant's vested percentage in his accrued benefit.

          (b) The Company shall make a Company contribution to the plan on behalf of the participant upon the participant's reemployment following his period of qualifying military service, in the amount that would have been made on behalf of such participant had the participant been employed during the period of qualifying military service.

          (c) The Company shall not (i) credit earnings to a participant's account with respect to any Company contribution before such contribution is actually made, or (ii) make up any allocation of forfeitures, with respect to the period of qualifying military service.

          (d) For all purposes under the plan, including the Company's liability for making contribution on behalf of a reemployed participant as described above, the participant shall be treated as having received compensation from the Company based on the rate of compensation the participant would have received during the period of qualifying military service, or if that rate is not reasonably certain, on the basis of the participant's average rate of compensation during the 12-month period immediately preceding such period.

          (e) With respect to any Company contributions made in accordance with the foregoing provisions of this Section 20:

                (i) such contributions shall not be subject to any otherwise applicable limitation under Code Section 404(a) or 415, and shall not be taken into account in applying such limitations to other participants or Company contributions under the plan or any other plan, with respect to the year in which such contributions are made, and such contributions shall be subject to these limitations only with respect to the year to which such contributions relate and only in accordance with Section 414(a) of the Code; and

                (ii) the plan shall not be treated as failing to meet the requirements of Code Sections 401(a)(4), 410(b) or 416 by reason of such contributions.

          SECTION 21.   MISCELLANEOUS PROVISIONS:
          ----------    ------------------------

          21.1 NOTICES: Each participant who is not in service and each beneficiary shall be responsible for furnishing the plan administrator with his current address for mailing notices, reports and benefit payments. Any notice required or permitted to be given to such participant or beneficiary shall be deemed given if directed to such address and mailed by first class mail. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks shall be suspended until the participant or beneficiary furnishes the proper address. This provision shall not require the mailing of any notice or notification otherwise permitted to be given by posting or other publication.

          21.2 LOST DISTRIBUTEES: A benefit shall be deemed forfeited if the plan administrator is unable after a reasonable period of time to locate the participant or beneficiary to whom payment is due; provided, that such benefit shall be reinstated if a claim is made by or on behalf of the participant or beneficiary for the forfeited benefit. The amount of any such forfeiture shall be reallocated to participants as provided in Section 9.

          21.3 RELIANCE ON DATA: The Company, Committee, Trustees and plan administrator may rely on any data provided by a participant or beneficiary, including representations as to age, health and marital status. Such representations shall be binding on any party seeking to claim a benefit through a participant, and the Company, Committee, Trustees and plan administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a participant or beneficiary.

          21.4 BONDING: Each fiduciary, except a bank or an insurance company, shall be bonded for each plan year to the extent required by ERISA.
The bond shall provide protection to the plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The cost of the bond shall be an expense of the trust and shall be paid by the Trustees, subject to the provisions of Section 10.12 of the plan and Section 2.8 of the trust agreement.

          21.5 RECEIPT AND RELEASE FOR PAYMENTS: Each participant by participating in the plan conclusively shall be deemed to agree to look solely to the assets held under the trust for payment of any benefit to which such participant may be entitled by reason of such participation. Any payment made from the plan to or with respect to any participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall be in full satisfaction of all claims hereunder against the plan, Company and all fiduciaries with respect to the plan to the extent of such payment. As a condition precedent to payment, the recipient of any payment from the plan may be required by the Committee, to execute a receipt and release with respect thereto in such form as is acceptable to the Committee.

          21.6 NO GUARANTEE: Except with respect to the Company's guarantee of an acquisition loan, the Trustees, Committee and Company do not in any way guarantee the trust fund from loss or depreciation, nor do they guarantee the payment of any money or other assets from the trust fund that may be or become due to any person. Nothing herein contained shall give any participant or beneficiary an interest in any specific part of the trust fund, except for an interest in Company stock allocated to the Company stock account of a participant, or any other interest except the right to receive benefits from the trust fund in accordance with the provision of the plan and trust.

          21.7 HEADINGS: The headings and subheadings of the plan are inserted for convenience of reference and shall be ignored in any construction of the provisions hereof.

          21.8 CONTINUATION OF EMPLOYMENT: The establishment of the plan shall not confer any legal or other right on any employee or any person for continuation of employment, nor shall it interfere with the right of the Company to discharge any employee or deal with him without regard to the effect thereof under the plan.

          21.9   FEDERAL AND STATE SECURITIES LAW COMPLIANCE:

          21.9.1 If so directed by the Committee, each participant or beneficiary shall, prior to the transfer of Company stock to such participant or beneficiary, execute and deliver an agreement acceptable to the Committee certifying his intent to hold such stock for investment and containing such other representations and agreements relating to the Company stock as the Committee reasonably may request.

          21.9.2 The Committee shall take all necessary steps to comply with applicable registration or other requirements of federal or state securities laws from which no exemption is available.

          21.10 CONSTRUCTION: The provisions of the plan shall be construed and enforced according to the laws of the State of Georgia, except to the extent such laws are superseded by the provisions of ERISA.

          IN WITNESS WHEREOF, the Employee Stock Ownership Plan of Douglas Federal Bank is, by authority of the Board of Directors of the Company, executed in behalf of the Company, as of the ________ day of _____________, 1999.

                                          DOUGLAS FEDERAL BANK


                                          By:_______________________________
                                                President
Attest:

________________________________
     Secretary

[Corporate Seal]